Annual Report

December 31, 2002

(LOGO)
ENGEMANN
[GRAPHIC OMITTED]

Phoenix-Engemann Balanced Return Fund

Phoenix-Engemann Focus Growth Fund

Phoenix-Engemann Nifty Fifty Fund

Phoenix-Engemann Small & Mid-Cap Growth Fund

(LOGO)
PHOENIX
INVESTMENT PARTNERS,LTD.

A MEMBER OF THE PHOENIX COMPANIES, INC.
[GRAPHIC OMITTED]

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

[GRAPHIC OMITTED]

   Among the multitude of customs we undertake to salute a New Year, none gave us more pleasure than turning over that final calendar leaf for 2002! I think most of us will agree that the best thing to be said about last year, from a financial standpoint, is that it is gone!

   Twelve months ago many analysts were predicting the stock market couldn't possibly fall three years in a row. But alas the opposite proved to be true; and, in fact, returns in 2002 were even worse than in the two preceding years.

   So the question now is, what's next? Is the nightmare over? Did October 9 mark the end of the ugliest bear market in decades and can we look forward to better times ahead?

   Given the harsh lesson of recent history, I suppose only the most intrepid would venture exuberant words at this moment. Nevertheless, I am a bit bullish. The major market indexes managed to post gains in the fourth quarter, and I see reasons for more encouragement as we look ahead. I believe there are more "pros" than "cons."

THE "CONS"

   On the negative side, of course, there's no lack of frustrating social and economic scenarios to fret about. Investor confidence has faltered in the wake of a terrorist attack, a recession, job losses, cases of fraudulent accounting and numerous corporate scandals, among other misfortunes. You know the list only too well. Yet, I believe the threat of such occurrences today has diminished considerably from what it was previously. No, we haven't reached a state of nirvana, but we have taken decisive steps to shore up homeland security, boost the economy and investigate and prosecute miscreants. Further, I believe we will continue to strengthen our defenses in all these areas.

   Perhaps the biggest current restraint on the market is uncertainty over a U.S. war with Iraq. In my opinion, many people are holding off investing until they see what happens in the Persian Gulf and, more importantly, how long any conflict lasts. If a war with Iraq is drawn out, stocks and bonds are likely to suffer. But if it is quick and successful, as many market watchers expect, I believe investors will respond favorably as they did in 1991.

THE "PROS"

   While the current economy isn't rosy, we feel very strongly it IS improving. In November, the Conference Board's index of leading indicators--designed to predict economic performance three to six months ahead--had its biggest monthly gain since December 2001. A big factor was the continued strength of consumer spending. With productivity continuing to grow, more goods can be produced by

                                                           (continued on page 2)


--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------
fewer workers, and labor costs fall. As a result, companies may be able to improve their earnings, even without significantly increasing sales or raising prices.

   Another important item in the plus column for stock investors is low inflation. The Federal Reserve has been steadfast in its resolve to keep inflation in check and the economy on the mend by lowering interest rates. The most recent cut, a larger-than-expected half-percentage point, brought the discount rate to its lowest level since 1942.

   Although there is still talk of the market being overvalued, P/Es (price-to-earnings ratios) may not be quite as lofty as they appear. A study on long-term earnings trends conducted by Minneapolis research firm, the Leuthold Group, suggests that current valuations may actually be quite moderate. This view is similar to one in a recent Merrill Lynch analysis that indicates stocks are currently 10% undervalued.

   Still another factor favoring an upturn in stocks may be a decline in the popularity of bonds. To be sure, bonds were a better place to be over the last three years. Economic doldrums pushed up prices and depressed yields to alarming levels. Even though bonds may continue to show adequate returns, I think their big boom is over. At this point, it appears that any movement in interest rates will be up, which could result in a sharp drop in bond prices. In the future, I believe we will see stocks regain their historical edge over bonds as an asset class. Since 1925 U.S. stocks have outperformed long-term government bonds by almost five percentage points a year.

   This bigger, longer-term picture of the market is, after all, what is important, and I think we constantly need to remind ourselves to keep it in view. Despite their volatility, stocks over time have always moved upward. I'm afraid the painful returns of the past three years have caused us all to be a little shortsighted. We tend to focus on where the market was in early 2000. But if we zoom out a bit, we can see reassuring progress. In 1985, the Dow Jones Industrial Average, the typical measure of stock market performance, closed at 1546. In 1990, 2366. And in 1995, 5117. There's no guarantee, of course, but I think there's a good chance that in 2005 and beyond we will see the Dow nicely ahead of where it is today.

   Moving on to another possible item on the "pro" side of the ledger, we have a Republican-dominated administration, which usually bodes well for business. Capital spending is still a weak spot in the economy, but proposed tax cuts could conceivably free up dollars for companies to begin investing in new plants and equipment.

   As always, thank you for your continuing trust in our ability to help you reach your financial goals. I wish you a healthy, happy and prosperous 2003!

Sincerely,

/S/  ROGER ENGEMANN

Roger Engemann
President, Phoenix-Engemann Funds

JANUARY 3, 2003

TABLE OF CONTENTS


Phoenix-Engemann Balanced Return Fund ....................................     4
Phoenix-Engemann Focus Growth Fund .......................................    13
Phoenix-Engemann Nifty Fifty Fund ........................................    23
Phoenix-Engemann Small &Mid-Cap Growth Fund ..............................    32
Notes to Financial Statements ............................................    42

PHOENIX-ENGEMANN BALANCED RETURN FUND



A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks to maximize total investment return, consistent with reasonable risk by investing in a mix of high quality growth stocks and U.S. government securities.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET LAST YEAR?

A: Similar to 2001, 2002 was a very difficult year for growth stocks. And, similar to 2001, investors looked to bonds to take advantage of falling interest rates. However, one big difference from 2001 to 2002 is that corporate debt spreads widened in 2002 reflecting higher corporate-specific risk. Thus, U.S. government Treasuries performed relatively well.

Q: HOW DID THE PORTFOLIO REACT IN THIS MARKET ENVIRONMENT?

A: The Phoenix-Engemann Balanced Return Fund was down 15.78% (Class A shares) versus the balanced benchmark 1 at -14.34% for the year. Class B shares returned -16.43% and Class C shares declined 16.41% for the 12 months ended December 31, 2002. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results.

   Similar to 2001, the fund fared better than the rest of the equity funds in our family because of the fixed-income it holds. The government bonds did relatively well, again providing a very good cushion for investors, while the equity markets declined sharply.

Q: WHAT IMPORTANT CHANGES HAVE YOU MADE TO THE PORTFOLIO?

A: While the government bonds have been relatively great for the portfolio, we've tilted the portfolio back towards stocks. Our stated allocation range for the bond portion of the portfolio is 30% to 50% of the portfolio. This weight had gotten to over 60% at its peak in 2001 as equities fell and government bonds rose. We've systematically reallocated dollars from bonds to stocks over the past two years, and the bond portfolio is now positioned at the lower end of our stated range at 37% 2 of the portfolio. This reflects our expectation that stocks will provide a higher total return for the portfolio than bonds going forward.

Q: WHAT IS YOUR THOUGHT ON INTEREST RATES AS THEY PERTAIN TO THE BONDS IN THE PORTFOLIO?

A: We've long maintained that inflation is dead and real long-term interest rates were too high. Therefore, we've historically had a long duration in the fixed-income portfolio to take advantage of this thesis. This has played out nicely over the years and is reflected in the price appreciation of the bonds in the portfolio.

   We still believe inflation is dead, mitigating the need for higher interest rates. However, interest rates have much less room to go down than they once did, in our opinion. Therefore, our interest rate sensitivity, as measured by duration, is the lowest it has been in many years and is close to our index, which is close to a neutral bet on interest rates.



1 THE BALANCED BENCHMARK IS A COMPOSITE INDEX MADE UP OF 60% OF THE RUSSELL 1000 GROWTH INDEX, WHICH MEASURES THE TOTAL RETURN PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES STOCK MARKET TOTAL RETURN PERFORMANCE, 30% OF THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX, WHICH MEASURES GOVERNMENT AND CORPORATE BROAD BOND MARKET TOTAL RETURN PERFORMANCE, AND 10% OF THE 90-DAY TREASURY BILL RETURN, WHICH MEASURES MONEY MARKET TOTAL RETURN. THE INDEXES ARE UNMANAGED, DO NOT REFLECT MANAGEMENT FEES AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

2  AS OF JANUARY 13, 2003.

Q: WHAT IS YOUR OUTLOOK FOR THE EQUITY MARKETS?

A: As I stated, we've tilted the portfolio more towards stocks than bonds because we believe they will give you a better total return going forward. There have been multiple factors weighting on stock market valuation levels in 2002, including corporate malfeasance, higher debt spreads, and concerns about Iraq. However, it is our strong belief that stock valuations should arguably be much higher than they are given where interest rates are today.

                                                                JANUARY 13, 2003

Phoenix-Engemann Balanced Return Fund


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS 1                            PERIOD ENDING 12/31/02
--------------------------------------------------------------------------------

                                                                                              INCEPTION     INCEPTION
                                                        1 YEAR       5 YEARS    10 YEARS     TO 12/31/02      DATE
                                                       --------      -------    --------    ------------    ---------
        Class A Shares at NAV 2                         (15.78)%       0.95%       6.23%          --             --
        Class A Shares at POP 3                         (20.62)       (0.24)       5.60           --             --

        Class B Shares at NAV 2                         (16.43)        0.18          --         5.88%        1/3/94
        Class B Shares with CDSC 4                      (19.76)        0.18          --         5.88         1/3/94

        Class C Shares at NAV 2                         (16.41)        0.18          --         5.88         1/3/94
        Class C Shares with CDSC 4                      (16.41)        0.18          --         5.88         1/3/94

        Balanced Benchmark (new) 6                      (14.34)        1.10        7.28         7.34         1/31/94

        Russell 1000 Growth Index 7                     (27.88)       (3.84)       6.71         7.19         1/3/94

        Lehman Brothers Government/Credit Bond Index 8   11.04         7.62        7.61         7.13         1/31/94

        Balanced Benchmark (old) 9                      (10.36)        2.83        8.68         8.36         1/31/94

        S&P 500 Index 10                                (22.10)       (0.56)       9.37         9.33         1/3/94

 1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

 2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

 3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

 4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

 5 This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.

 6 The  Balanced  Benchmark  (new) is a  composite  index  made up of 60% of the
   Russell 1000 Growth Index return, 30% of the Lehman Brothers Government/Credit Bond Index return and 10% of the 90-day Treasury Bill return. The Index's performance does not reflect sales charges.

 7 The Russell 1000 Growth Index is an unmanaged, commonly used measure of the total return performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and is provided for general comparative purposes. The Index's performance does not reflect sales charges.

 8 The Lehman Brothers Government/Credit Bond Index is an unmanaged, commonly used measure of government and corporate broad bond market total return performance and is provided for general comparative purposes. The Index's performance does not reflect sales charges.

 9 The Balanced  Benchmark  (old) is a composite index made up of 60% of the S&P
   500 Index return, 30% of the Lehman Brothers Government/Credit Bond Index return and 10% of the 90-day Treasury Bill return. The Index's performance does not reflect sales charges.

10 The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges. The Balanced Benchmark (new), and the Russell 1000 Growth Index replaced the Fund's former indices to better reflect the Fund's mix of portfolio investments.

   All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Phoenix-Engemann
          Balanced Return Fund       Balanced Benchmark      Russell 1000              Lehman Brothers
               Class A 5                  (new) 6           Growth Index 7    Government/Credit Bond Index 8
          --------------------       ------------------     --------------    ------------------------------
12/31/92      $ 9,425.00                $10,000.00            $10,000.00               $10,000.00
12/31/93      $ 9,654.89                $10,540.41            $10,290.37               $11,103.19
12/30/94      $ 9,227.02                $10,647.34            $10,563.69               $10,713.57
12/29/95      $11,734.55                $13,656.34            $14,491.80               $12,774.57
12/31/96      $13,821.42                $15,715.54            $17,842.65               $13,145.37
12/31/97      $16,445.09                $19,115.64            $23,282.50               $14,427.78
12/31/98      $21,234.00                $24,206.51            $32,294.19               $15,794.45
12/31/99      $25,076.75                $28,798.70            $43,002.62               $15,454.97
12/29/00      $23,293.70                $25,940.30            $33,359.93               $17,286.28
12/31/01      $20,470.51                $23,575.50            $26,546.72               $18,756.01
12/31/02      $17,240.46                $20,195.04            $19,144.42               $20,826.17

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/92 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/02
--------------------------------------------------------------------------------
As a percentage of equity holdings

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Discretionary      27%
Health-Care                 25
Information Technology      23
Financials                  15
Consumer Staples             5
Industrials                  5

Phoenix-Engemann Balanced Return Fund

--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT DECEMBER 31, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. U.S. Government Securities                                           40.0%
    U.S. TREASURY BONDS AND NOTES

 2. Pfizer, Inc.                                                          4.1%
    HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER

 3. American Express Co.                                                  3.3%
    DIVERSIFIED FINANCIAL SERVICES COMPANY

 4. Medtronic, Inc.                                                       3.2%
    MANUFACTURER OF CARDIAC AND MEDICAL SERVICES PRODUCTS

 5. SLM Corp.                                                             3.0%
    PROVIDER OF HIGHER EDUCATION STUDENT LOANS

 6. Cisco Systems, Inc.                                                   2.8%
    MANUFACTURER OF COMPUTER NETWORK PRODUCTS

 7. Fox Entertainment Group, Inc. Class A                                 2.6%
    TV AND RADIO ENTERTAINMENT COMPANY

 8. Amgen, Inc.                                                           2.5%
    DEVELOPS BIOLOGICAL PRODUCTS

 9. Oracle Corp.                                                          2.5%
    MARKETS DATABASE MANAGEMENT SOFTWARE

10. Microsoft Corp.                                                       2.4%
    LEADING SOFTWARE PRODUCER FOR MICROCOMPUTERS
--------------------------------------------------------------------------------

                        INVESTMENTS AT DECEMBER 31, 2002




                                       STANDARD
                                       & POOR'S         PAR
                                        RATING         VALUE
                                      (Unaudited)      (000)         VALUE
                                      -----------     --------    -----------

U.S. GOVERNMENT SECURITIES--40.0%

U.S. TREASURY BONDS--23.2%
U.S. Treasury Bond 9.25%, 2/15/16 ....     AAA        $ 13,500    $20,032,731

U.S. TREASURY NOTES--16.8%
U.S. Treasury Note 6.50%, 8/15/05 ....     AAA          13,000     14,540,708

-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $29,449,228)                                      34,573,439
-----------------------------------------------------------------------------

                                                       SHARES
                                                      --------
COMMON STOCKS--58.4%

AIR FREIGHT & COURIERS--1.2%
United Parcel Service, Inc. Class B ...............     16,000      1,009,280

APPLICATION SOFTWARE--0.5%
Intuit, Inc.(b) ...................................      9,000        422,280

BIOTECHNOLOGY--4.6%
Amgen, Inc.(b) ....................................     45,000      2,175,300
Genentech, Inc.(b) ................................     30,000        994,800
IDEC Pharmaceuticals Corp.(b) .....................     25,000        829,250
                                                                  -----------
                                                                    3,999,350
                                                                  -----------

BROADCASTING & CABLE TV--1.3%
Univision Communications, Inc. Class A(b) .........     45,000      1,102,500


                                                       SHARES        VALUE
                                                      --------    -----------

DATA PROCESSING SERVICES--2.0%
Automatic Data Processing, Inc. ...................     30,000    $ 1,177,500
Concord EFS, Inc.(b) ..............................     35,000        550,900
                                                                  -----------
                                                                    1,728,400
                                                                  -----------

DEPARTMENT STORES--1.7%
Kohl's Corp.(b) ...................................     27,000      1,510,650

DIVERSIFIED FINANCIAL SERVICES--8.4%
American Express Co. ..............................     80,000      2,828,000
Freddie Mac .......................................     20,000      1,181,000
Goldman Sachs Group, Inc. (The) ...................     10,000        681,000
SLM Corp. .........................................     25,000      2,596,500
                                                                  -----------
                                                                    7,286,500
                                                                  -----------

DRUG RETAIL--1.0%
Walgreen Co. ......................................     30,000        875,700

FOOD DISTRIBUTORS--1.0%
Sysco Corp. .......................................     30,000        893,700

GENERAL MERCHANDISE STORES--3.4%
Costco Wholesale Corp.(b) .........................     50,000      1,403,000
Wal-Mart Stores, Inc. .............................     30,000      1,515,300
                                                                  -----------
                                                                    2,918,300
                                                                  -----------

HEALTH CARE EQUIPMENT--3.2%
Medtronic, Inc. ...................................     60,000      2,736,000

                        See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                                                       SHARES        VALUE
                                                      --------    -----------

HOME IMPROVEMENT RETAIL--2.2%
Lowe's Cos., Inc. .................................     50,000    $ 1,875,000

HOTELS, RESORTS & CRUISE LINES--1.4%
Carnival Corp. ....................................     47,000      1,172,650

MOTORCYCLE MANUFACTURERS--1.1%
Harley-Davidson, Inc. .............................     20,000        924,000

MOVIES & ENTERTAINMENT--4.7%
Fox Entertainment Group, Inc. Class A(b) ..........     85,000      2,204,050
Viacom, Inc. Class B(b) ...........................     45,000      1,834,200
                                                                  -----------
                                                                    4,038,250
                                                                  -----------

NETWORKING EQUIPMENT--2.8%
Cisco Systems, Inc.(b) ............................    185,000      2,423,500

PHARMACEUTICALS--6.6%
Lilly (Eli) & Co. .................................     20,000      1,270,000
Pfizer, Inc. ......................................    115,000      3,515,550
Wyeth .............................................     25,000        935,000
                                                                  -----------
                                                                    5,720,550
                                                                  -----------

SEMICONDUCTOR EQUIPMENT--0.8%
Applied Materials, Inc.(b) ........................     50,000        651,500

SEMICONDUCTORS--4.5%
Analog Devices, Inc.(b) ...........................     35,000        835,450
Intel Corp. .......................................     80,000      1,245,600
Maxim Integrated Products, Inc. ...................     30,000        991,200
Texas Instruments, Inc. ...........................     55,000        825,550
                                                                  -----------
                                                                    3,897,800
                                                                  -----------


                                                       SHARES        VALUE
                                                      --------    -----------

SOFT DRINKS--1.1%
PepsiCo, Inc. .....................................     23,000    $   971,060

SYSTEMS SOFTWARE--4.9%
Microsoft Corp.(b) ................................     40,000      2,068,000
Oracle Corp.(b) ...................................    200,000      2,160,000
                                                                  -----------
                                                                    4,228,000
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $52,061,017)                                      50,384,970
-----------------------------------------------------------------------------


TOTAL INVESTMENTS--98.4%
(IDENTIFIED COST $81,510,245)                                      84,958,409(a)

Other assets and liabilities, net--1.6%                             1,343,524
                                                                  -----------
NET ASSETS--100.0%                                                $86,301,933
                                                                  ===========

(a)Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $11,550,468 and gross depreciation of $8,244,839 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $81,652,780.

(b) Non income producing.

                        See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

ASSETS
Investment securities at value
   (Identified cost $81,510,245)                                  $ 84,958,409
Cash                                                                 2,048,789
Receivables
   Interest and dividends                                              819,075
   Fund shares sold                                                     20,932
   Receivable from adviser                                                 668
Prepaid expenses                                                         1,387
                                                                  ------------
     Total assets                                                   87,849,260
                                                                  ------------
LIABILITIES
Payables
   Fund shares repurchased                                           1,366,978
   Investment advisory fee                                              57,457
   Transfer agent fee                                                   38,695
   Distribution fee                                                     35,283
   Financial agent fee                                                   9,466
   Trustees' fee                                                             9
Accrued expenses                                                        39,439
                                                                  ------------
     Total liabilities                                               1,547,327
                                                                  ------------
NET ASSETS                                                        $ 86,301,933
                                                                  ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $114,978,345
Undistributed net investment income                                      6,444
Accumulated net realized loss                                      (32,131,020)
Net unrealized appreciation                                          3,448,164
                                                                  ------------
NET ASSETS                                                        $ 86,301,933
                                                                  ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $61,779,996)                  2,709,037
Net asset value per share                                               $22.81
Offering price per share $22.81/(1-5.75%)                               $24.20


CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $15,773,162)                    704,428
Net asset value and offering price per share                            $22.39


CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $8,748,775)                     389,602
Net asset value and offering price per share                            $22.46


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
Interest                                                           $  2,509,287
Dividends                                                               362,763
                                                                   ------------
     Total investment income                                          2,872,050
                                                                   ------------
EXPENSES
Investment advisory fee                                                 795,941
Distribution fee, Class A                                               189,130
Distribution fee, Class B                                               194,192
Distribution fee, Class C                                               114,921
Financial agent fee                                                     128,924
Transfer agent                                                          237,350
Professional                                                             37,915
Registration                                                             23,009
Trustees                                                                 20,000
Printing                                                                 16,791
Custodian                                                                13,145
Miscellaneous                                                             9,001
                                                                   ------------
     Total expenses                                                   1,780,319
                                                                   ------------
NET INVESTMENT INCOME                                                 1,091,731
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (20,565,924)
Net change in unrealized appreciation (depreciation) on
   investments                                                         (523,852)
                                                                   ------------
NET LOSS ON INVESTMENTS                                             (21,089,776)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      $(19,998,045)
                                                                   ============

                        See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended       Year Ended
                                                                                  12/31/02         12/31/01
                                                                               -------------     -------------
FROM OPERATIONS
   Net investment income (loss)                                                $   1,091,731     $   2,341,024
   Net realized gain (loss)                                                      (20,565,924)       (8,497,448)
   Net change in unrealized appreciation (depreciation)                             (523,852)      (15,779,537)
                                                                               -------------     -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (19,998,045)      (21,935,961)
                                                                               -------------     -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                   (964,014)       (1,849,714)
   Net investment income, Class B                                                   (105,993)         (274,728)
   Net investment income, Class C                                                    (53,317)         (178,545)
                                                                               -------------     -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                      (1,123,324)       (2,302,987)
                                                                               -------------     -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (386,974 and 501,160 shares, respectively)        9,525,024        14,709,869
   Net asset value of shares issued from reinvestment of distributions
     (39,437 and 64,245 shares, respectively)                                        907,828         1,749,168
   Cost of shares repurchased (1,209,636 and 873,414 shares, respectively)       (29,708,885)      (25,080,427)
                                                                               -------------     -------------
Total                                                                            (19,276,033)       (8,621,390)
                                                                               -------------     -------------
CLASS B
   Proceeds from sales of shares (78,026 and 149,160 shares, respectively)         1,860,343         4,293,417
   Net asset value of shares issued from reinvestment of distributions
     (4,145 and 8,985 shares, respectively)                                           93,701           240,077
   Cost of shares repurchased (286,535 and 335,152 shares, respectively)          (6,829,682)       (9,408,902)
                                                                               -------------     -------------
Total                                                                             (4,875,638)       (4,875,408)
                                                                               -------------     -------------
CLASS C
   Proceeds from sales of shares (44,318 and 89,301 shares, respectively)          1,043,577         2,571,715
   Net asset value of shares issued from reinvestment of distributions
     (2,073 and 5,898 shares, respectively)                                           47,011           157,837
   Cost of shares repurchased (229,380 and 229,287 shares, respectively)          (5,564,555)       (6,324,529)
                                                                               -------------     -------------
Total                                                                             (4,473,967)       (3,594,977)
                                                                               -------------     -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                 (28,625,638)      (17,091,775)
                                                                               -------------     -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                         (49,747,007)      (41,330,723)

NET ASSETS
   Beginning of period                                                           136,048,940       177,379,663
                                                                               -------------     -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $6,444 AND $38,037, RESPECTIVELY]                                      $  86,301,933     $ 136,048,940
                                                                               =============     =============

                        See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                    CLASS A
                                                         --------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          2002         2001(3)        2000         1999          1998
Net asset value, beginning of period                     $27.50        $31.91        $38.80       $34.83         $29.05
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            0.31 (1)      0.51 (1)      0.66         0.21 (1)       0.40
   Net realized and unrealized gain (loss)                (4.65)        (4.38)        (3.52)        6.07           8.03
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (4.34)        (3.87)        (2.86)        6.28           8.43
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.35)        (0.54)        (0.58)       (0.17)         (0.40)
   Distributions from net realized gains                     --            --         (3.45)       (2.14)         (2.25)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                  (0.35)        (0.54)        (4.03)       (2.31)         (2.65)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                 (4.69)        (4.41)        (6.89)        3.97           5.78
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $22.81        $27.50        $31.91       $38.80         $34.83
                                                         ======        ======        ======       ======         ======
Total return (2)                                         (15.78)%      (12.12)%       (7.11)%      18.10%         29.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $61,780       $96,054      $121,272     $123,482        $72,620
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.45 %        1.30 %        1.37 %       1.56%          1.63%
   Net investment income (loss)                            1.24 %        1.78 %        1.71 %       0.58%          1.15%
Portfolio turnover                                           45 %          34 %          50 %         41%           124%

(1) Computed using average shares outstanding.

(2) Maximum sales load is not reflected in the total return calculation.

(3) As required, effective January 1, 2001, the fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $0.07, increase net realized and unrealized gains and losses per share by $0.07 and decrease the ratio of net investment income to average net assets from 2.01% to 1.78%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS B
                                                         --------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          2002         2001 (3)       2000         1999           1998
Net asset value, beginning of period                     $26.97        $31.28        $38.13       $34.37         $28.76
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            0.12 (1)      0.29 (1)      0.34        (0.06) (1)      0.13
   Net realized and unrealized gain (loss)                (4.55)        (4.30)        (3.40)        5.96           7.91
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (4.43)        (4.01)        (3.06)        5.90           8.04
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.15)        (0.30)        (0.34)          --          (0.18)
   Distributions from net realized gains                     --            --         (3.45)       (2.14)         (2.25)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                  (0.15)        (0.30)        (3.79)       (2.14)         (2.43)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                 (4.58)        (4.31)        (6.85)        3.76           5.61
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $22.39        $26.97        $31.28       $38.13         $34.37
                                                         ======        ======        ======       ======         ======
Total return (2)                                         (16.43)%      (12.80)%       (7.76)%      17.22 %        28.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $15,773       $24,515       $33,960      $30,580        $11,512
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.20 %        2.05 %        2.12 %       2.30 %         2.38%
   Net investment income (loss)                            0.49 %        1.02 %        0.98 %      (0.16)%         0.39%
Portfolio turnover                                           45 %          34 %          50 %         41 %          124%

                                                                                    CLASS C
                                                         --------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          2002         2001(3)        2000         1999           1998
Net asset value, beginning of period                     $27.03        $31.34        $38.21       $34.44         $28.80
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            0.12 (1)      0.28 (1)      0.34        (0.06) (1)      0.14
   Net realized and unrealized gain (loss)                (4.55)        (4.29)        (3.41)        5.97           7.92
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (4.43)        (4.01)        (3.07)        5.91           8.06
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.14)        (0.30)        (0.35)          --          (0.17)
   Distributions from net realized gains                     --            --         (3.45)       (2.14)         (2.25)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                  (0.14)        (0.30)        (3.80)       (2.14)         (2.42)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                 (4.57)        (4.31)        (6.87)        3.77           5.64
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $22.46        $27.03        $31.34       $38.21         $34.44
                                                         ======        ======        ======       ======         ======
Total return (2)                                         (16.41)%      (12.78)%       (7.79)%      17.22 %        28.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $8,749       $15,480       $22,147      $17,852         $7,610
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.20 %        2.05 %        2.12 %       2.30 %         2.38%
   Net investment income (loss)                            0.49 %        1.00 %        0.99 %      (0.16)%         0.39%
Portfolio turnover                                           45 %          34 %          50 %         41 %          124%

(1) Computed using average shares outstanding.

(2) Maximum sales load is not reflected in the total return calculation.

(3) As required, effective January 1, 2001, the fund has adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $0.07 and $0.08, increase net realized and unrealized gains and losses per share by $0.07 and $0.08 and decrease the ratio of net investment income to average net assets from 1.27% to 1.02% and 1.27% to 1.00% for Classes B and C, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-ENGEMANN FOCUS GROWTH FUND



A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: PLEASE DESCRIBE THE FUND AND ITS INVESTMENT OBJECTIVE.

A: The Phoenix-Engemann Focus Growth Fund is an all-cap fund with stocks selected from our large-cap growth portfolios and our small- and mid-cap growth portfolios. The large-cap portion of the fund will range between 50% and 70% of total assets and be similar to the Phoenix-Engemann Capital Growth Fund. The small-cap portion will range between 30% and 50% of assets and be composed of some of our best ideas from the Phoenix-Engemann Small & Mid-Cap Growth Fund. The investment objective is to provide long-term growth of capital.

Q: PLEASE PROVIDE US WITH YOUR PERSPECTIVE ON THE PERFORMANCE OF THE EQUITY MARKETS IN 2002.

A: The market decline in 2002 was the third consecutive down year for the market--an event not seen since the depression era of 1939-1941. The returns of the S&P 500 Index, of growth indexes, of value indexes, of large-cap stocks and of small-cap stocks were all worse than in 2001. It was truly a year where there was nowhere to hide in the stock market.

   Although there are multiple factors, we believe one very important factor was the magnitude of corporate malfeasance in the telecommunications and energy industries that we believe caught rating agencies off guard. This caused the agencies to become what we believe was overly cautious about all companies. As a result, corporate bond yields rose and had the effect of raising borrowing costs when the economy really needed lower borrowing costs. Investment spending that we would expect to see at the beginning of a recovery was put off. Additionally, the fear of further negative corporate surprises kept valuations lower than we believe they would normally have been in this interest rate environment.

Q: HOW DID THE FUND PERFORM OVER THE LAST YEAR?

A: For the 12 months ended December 31, 2002, the fund returned -24.31% (Class A shares) compared with a return of -22.10% for the S&P 500 Index, 1 and a return of -28.03% for the Russell 3000 Growth Index. 2 Class B and C shares fell 24.92%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results.

Q: WHAT SPECIFICALLY HAD THE GREATEST IMPACT ON THE PORTFOLIO IN 2002?

A: From the large-cap side, consumer issues benefited from the strength in consumption. In particular, retailers such as Wal-Mart and Lowe's benefited from the refinancing cycle and stable employment trends. Media also performed well, as advertising spending recovered as marketers focused on remaining in touch with a stronger-than-expected consumer. Fox Entertainment, especially, was helped as television ad spending recovered in the second half of the year.

   On the small- and mid-cap side, there is one common theme among the biggest winners in the portfolio. That is, they are all dominant players in their businesses. Black Box is the largest technical service company dedicated to maintaining network


1 THE S&P 500 INDEX MEASURES STOCK MARKET TOTAL RETURN PERFORMANCE.

2 THE RUSSELL 3000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES WITH
  HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

  THE INDEXES ARE UNMANAGED, DO NOT REFLECT MANAGEMENT FEES AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

infrastructure; United Online is the largest value-based Internet provider; Mothers Work is the largest retailer of maternity wear; Advance Auto is the second largest auto parts store. A second common theme is that most of the small-cap leaders in the portfolio generate free cash flow.

   On the downside, large-cap technology stocks underperformed as enterprise spending has not been as quick to recover. Stocks most affected included Sun Microsystems and EMC, both of which were sold during the year. On the small- and mid-cap side, Stilwell (now called Janus) was down primarily because its business is very correlated with the stock market. Other underperformers included VeriSign and Intersil whose businesses were negatively affected by the downturn in technology.

Q: DESCRIBE YOUR OUTLOOK FOR 2003.

A: We are very optimistic about 2003 for many of the same reasons we were optimistic last year. First, the Fed continues to be accommodative, as money supply continues to grow and interest rates stay low. We believe this will translate into an acceleration of the growth in the economy. If and when President Bush's tax cuts kick in, we believe that acceleration will increase. We also believe strongly that the market is starting to anticipate this economic pickup and that we saw the market bottom last October.

Q: HOW IS THE FUND POSITIONED TO BENEFIT FROM THIS SCENARIO?

A: We believe the fund is positioned well for an economic rebound. The portfolio has high weightings in retail and financial services, which we believe will benefit in an economic recovery.

Q: YOUR WEIGHTING OF LARGE-CAP TO SMALL/MID-CAP IS CURRENTLY ABOUT 60%/40%, WHICH IS IN THE MID-POINT OF YOUR STATED RANGE. WHAT IS YOUR OUTLOOK FOR EACH?

A: We believe the outlook is equally bright for large-cap and small/mid-cap. Valuations remain depressed in both areas, and we expect this to change positively in 2003.

                                                                JANUARY 13, 2003

Phoenix-Engemann Focus Growth Fund
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS 1                            PERIOD ENDING 12/31/02
--------------------------------------------------------------------------------

                                                                                           INCEPTION     INCEPTION
                                                        1 YEAR       5 YEARS    10 YEARS  TO 12/31/02      DATE
                                                        -------      -------    --------  -----------    ---------
        Class A Shares at NAV 2                         (24.31)%      (4.91)%     2.45%          --             --
        Class A Shares at POP 3                         (28.66)       (6.03)      1.84           --             --

        Class B Shares at NAV 2                         (24.92)       (5.63)        --         2.70%        1/3/94
        Class B Shares with CDSC 4                      (27.93)       (5.63)        --         2.70         1/3/94

        Class C Shares at NAV 2                         (24.92)       (5.63)        --         2.70         1/3/94
        Class C Shares with CDSC 4                      (24.92)       (5.63)        --         2.70         1/3/94

        Russell 3000 Growth Index 6                     (28.03)       (4.11)      6.30         6.58       12/31/93

        S&P 500 Index 7                                 (22.10)       (0.56)      9.37         9.33         1/3/94

        Russell 1000 Growth Index 8                     (27.88)       (3.84)      6.71         7.19         1/3/94

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.

6 The Russell 3000 Growth Index is an  unmanaged,  commonly  used measure of the total return perofrmance of the 3,000 largest U.S. companies based on total market capitalization. The index has replaced the Russell 1000 Growth Index to provided a broader measure of equity market performance. The Index's performance does not reflect sales charges.

7 The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purpose. The Index's performance does not reflect sales charges.

8 The Russell 1000 Growth Index is an  unmanaged,  commonly  used measure of the
  total  return   performance  of  those  Russell  1000  companies  with  higher price-to-book ratios and higher forecasted growth values. The index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Phoenix-Engemann Focus     Russell 3000
                  Growth Fund Class A 5     Growth Index 6      S&P 500 Index 7
                 ----------------------     --------------      ---------------

12/31/92              $ 9,425.00              $10,000.00          $10,000.00
12/31/93              $ 8,871.82              $10,369.29          $11,000.01
12/30/94              $ 8,539.13              $10,597.75          $11,145.54
12/29/95              $10,858.16              $14,473.24          $15,325.93
12/31/96              $13,300.49              $17,640.23          $18,888.86
12/31/97              $15,433.34              $22,710.05          $25,193.12
12/31/98              $21,207.51              $30,662.45          $32,437.78
12/31/99              $31,755.81              $41,033.96          $39,293.54
12/29/00              $23,021.48              $31,835.38          $35,683.59
12/31/01              $15,856.43              $25,587.40          $31,446.22
12/31/02              $12,001.27              $18,414.08          $24,496.48

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/92 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/02
--------------------------------------------------------------------------------
As a percentage of equity holdings

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Information Technology      22%
Consumer Discretionary      21
Health-Care                 19
Financials                  18
Industrials                 12
Consumer Staples             7
Energy                       1

Phoenix-Engemann Focus Growth Fund
--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT DECEMBER 31, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Pfizer, Inc.                                                          3.4%
    HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER

 2. Corporate Executive Board Co. (The)                                   3.1%
    PROVIDES MANAGEMENT SERVICES

 3. Medtronic, Inc.                                                       3.1%
    MANUFACTURER OF CARDIAC AND MEDICAL SERVICES PRODUCTS

 4. SLM Corp.                                                             2.9%
    PROVIDER OF HIGHER EDUCATION STUDENT LOANS

 5. American Express Co.                                                  2.8%
    DIVERSIFIED FINANCIAL SERVICES COMPANY

 6. TETRA Technologies, Inc.                                              2.8%
    MANUFACTURES AND MARKETS SPECIALTY CHEMICALS

 7. Omnicare, Inc.                                                        2.5%
    PROVIDES LONG-TERM CARE PHARMACY SERVICES

 8. Freddie Mac                                                           2.3%
    PROVIDER OF RESIDENTIAL HOME FINANCING

 9. Automatic Data Processing, Inc.                                       2.2%
    PROVIDES COMPUTER SERVICES

10. Johnson & Johnson                                                     2.2%
    MANUFACTURES AND DISTRIBUTES HEALTH-CARE PRODUCTS
--------------------------------------------------------------------------------


                        INVESTMENTS AT DECEMBER 31, 2002


                                                       SHARES        VALUE
                                                      --------    -----------

COMMON STOCKS--96.6%

AEROSPACE & DEFENSE--0.9%
Alliant Techsystems, Inc.(b) ......................     25,000   $  1,558,750

AIR FREIGHT & COURIERS--3.0%
Expeditors International of Washington, Inc. ......     45,000      1,469,250
Pacer International, Inc.(b) ......................     81,060      1,078,098
United Parcel Service, Inc. Class B ...............     44,000      2,775,520
                                                                 ------------
                                                                    5,322,868
                                                                 ------------

APPAREL RETAIL--1.1%
Mother's Work, Inc.(b) ............................     55,000      1,937,650

APPLICATION SOFTWARE--2.5%
Edwards (J.D.) & Co.(b) ...........................    300,000      3,384,000
Intuit, Inc.(b) ...................................     21,000        985,320
                                                                 ------------
                                                                    4,369,320
                                                                 ------------

BANKS--1.2%
Wells Fargo & Co. .................................     45,000      2,109,150

BIOTECHNOLOGY--4.3%
Amgen, Inc.(b) ....................................     81,000      3,915,540
Genentech, Inc.(b) ................................     65,000      2,155,400
IDEC Pharmaceuticals Corp.(b) .....................     40,000      1,326,800
La Jolla Pharmaceutical Co.(b) ....................     24,300        157,950
                                                                 ------------
                                                                    7,555,690
                                                                 ------------

BROADCASTING & CABLE TV--1.0%
Univision Communications, Inc. Class A(b) .........     70,000      1,715,000


                                                       SHARES        VALUE
                                                      --------    -----------

COMPUTER HARDWARE--0.6%
Dell Computer Corp.(b) ............................     41,000   $  1,096,340

CONSUMER FINANCE--3.2%
Federal Agricultural Mortgage Corp. Class C(b) ....    105,000      3,217,200
MBNA Corp. ........................................    125,000      2,377,500
                                                                 ------------
                                                                    5,594,700
                                                                 ------------

DATA PROCESSING SERVICES--2.2%
Automatic Data Processing, Inc. ...................    100,000      3,925,000

DEPARTMENT STORES--1.2%
Kohl's Corp.(b) ...................................     36,000      2,014,200

DIVERSIFIED COMMERCIAL SERVICES--5.9%
Corporate Executive Board Co. (The)(b) ............    170,700      5,448,744
Tetra Tech, Inc.(b) ...............................    400,000      4,880,000
                                                                 ------------
                                                                   10,328,744
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES--12.1%
American Express Co. ..............................    140,000      4,949,000
Freddie Mac .......................................     68,000      4,015,400
Gabelli Asset Management, Inc. Class A(b) .........      6,000        180,240
SLM Corp. .........................................     49,000      5,089,140
State Street Corp. ................................     88,000      3,432,000
Stilwell Financial, Inc. ..........................    265,000      3,463,550
                                                                 ------------
                                                                   21,129,330
                                                                 ------------

DRUG RETAIL--1.3%
Walgreen Co. ......................................     80,000      2,335,200

                        See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund


                                                       SHARES        VALUE
                                                      --------    -----------

FOOD DISTRIBUTORS--1.7%
Sysco Corp. .......................................    100,000   $  2,979,000

GENERAL MERCHANDISE STORES--3.6%
99 Cents Only Stores(b) ...........................     45,000      1,208,700
Costco Wholesale Corp.(b) .........................     53,000      1,487,180
Wal-Mart Stores, Inc. .............................     70,000      3,535,700
                                                                 ------------
                                                                    6,231,580
                                                                 ------------

HEALTH CARE DISTRIBUTORS & SERVICES--3.3%
Advisory Board Co. (The)(b) .......................     46,875      1,401,562
Omnicare, Inc. ....................................    180,000      4,289,400
                                                                 ------------
                                                                    5,690,962
                                                                 ------------

HEALTH CARE EQUIPMENT--3.1%
Medtronic, Inc. ...................................    118,000      5,380,800

HOME IMPROVEMENT RETAIL--2.2%
Lowe's Cos., Inc. .................................    100,000      3,750,000

HOTELS, RESORTS & CRUISE LINES--1.2%
Carnival Corp. ....................................     83,000      2,070,850

HOUSEHOLD PRODUCTS--1.8%
Colgate-Palmolive Co. .............................     60,000      3,145,800

INTERNET SOFTWARE & SERVICES--1.2%
United Online, Inc.(b) ............................    129,100      2,057,983

IT CONSULTING & SERVICES--0.5%
ManTech International Corp. Class A(b) ............     49,600        945,872

LEISURE PRODUCTS--2.4%
MarineMax, Inc.(b) ................................    116,900      1,380,589
Marvel Enterprises, Inc.(b) .......................    172,000      1,544,560
Polaris Industries, Inc. ..........................     22,000      1,289,200
                                                                 ------------
                                                                    4,214,349
                                                                 ------------

MOTORCYCLE MANUFACTURERS--1.3%
Harley-Davidson, Inc. .............................     49,000      2,263,800

MOVIES & ENTERTAINMENT--4.0%
Fox Entertainment Group, Inc. Class A(b) ..........    138,000      3,578,340
Viacom, Inc. Class B(b) ...........................     85,000      3,464,600
                                                                 ------------
                                                                    7,042,940
                                                                 ------------

NETWORKING EQUIPMENT--4.2%
Black Box Corp. ...................................     80,000      3,584,000
Cisco Systems, Inc.(b) ............................    290,000      3,799,000
                                                                 ------------
                                                                    7,383,000
                                                                 ------------


                                                       SHARES        VALUE
                                                      --------    -----------

OIL & GAS DRILLING--0.7%
Patterson-UTI Energy, Inc.(b) .....................     40,000   $  1,206,800

OIL & GAS EXPLORATION & PRODUCTION--0.6%
Evergreen Resources, Inc.(b) ......................     25,000      1,121,250

PHARMACEUTICALS--7.9%
Johnson & Johnson .................................     73,000      3,920,830
Medicines Co. (The)(b) ............................    105,000      1,682,100
Pfizer, Inc. ......................................    195,000      5,961,150
Sepracor, Inc.(b) .................................    240,000      2,320,800
                                                                 ------------
                                                                   13,884,880
                                                                 ------------

RESTAURANTS--1.2%
Cheesecake Factory, Inc. (The)(b) .................     25,000        903,750
Starbucks Corp.(b) ................................     60,000      1,222,800
                                                                 ------------
                                                                    2,126,550
                                                                 ------------

SEMICONDUCTOR EQUIPMENT--2.5%
Applied Materials, Inc.(b) ........................     89,000      1,159,670
Axcelis Technologies, Inc.(b) .....................    105,000        588,945
Cymer, Inc.(b) ....................................     80,000      2,580,000
                                                                 ------------
                                                                    4,328,615
                                                                 ------------

SEMICONDUCTORS--5.4%
Integrated Circuit Systems, Inc.(b) ...............    210,000      3,832,500
Intel Corp. .......................................    175,000      2,724,750
Intersil Corp. Class A(b) .........................    136,000      1,895,840
Texas Instruments, Inc. ...........................     65,000        975,650
                                                                 ------------
                                                                    9,428,740
                                                                 ------------

SOFT DRINKS--2.2%
PepsiCo, Inc. .....................................     92,000      3,884,240

SPECIALTY STORES--1.4%
Advance Auto Parts, Inc.(b) .......................     25,000      1,222,500
Tiffany & Co. .....................................     50,000      1,195,500
                                                                 ------------
                                                                    2,418,000
                                                                 ------------

SYSTEMS SOFTWARE--3.7%
Microsoft Corp.(b) ................................     75,000      3,877,500
Oracle Corp.(b) ...................................    235,000      2,538,000
                                                                 ------------
                                                                    6,415,500
                                                                 ------------

-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $168,105,533)                                    168,963,453
-----------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund


                                                       SHARES        VALUE
                                                      --------    -----------

FOREIGN COMMON STOCKS--1.7%

DIVERSIFIED FINANCIAL SERVICES--0.9%
Stewart (W.P.) & Co. Ltd. (Bermuda) ...............     85,000   $  1,523,200

SEMICONDUCTORS--0.8%
O2Micro International Ltd. (Cayman Islands)(b) ....    151,300      1,475,024

-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,295,071)                                        2,998,224
-----------------------------------------------------------------------------
TOTAL INVESTMENTS--98.3%
(IDENTIFIED COST $171,400,604)                                    171,961,677(a)

Other assets and liabilities, net--1.7%                             3,044,848
                                                                 ------------
NET ASSETS--100.0%                                               $175,006,525
                                                                 ============


(a)Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $24,597,781 and gross depreciation of $24,087,574 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $171,451,470.

(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


ASSETS
Investment securities at value
   (Identified cost $171,400,604)                                  $171,961,677
Cash                                                                  4,338,882
Receivables
   Dividends and interest                                               101,847
   Fund shares sold                                                      87,553
Prepaid expenses                                                          2,865
                                                                   ------------
     Total assets                                                   176,492,824
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                              599,484
   Investment securities purchased                                      542,195
   Investment advisory fee                                              130,802
   Transfer agent fee                                                    91,493
   Distribution fee                                                      58,121
   Financial agent fee                                                   16,512
   Payable to adviser                                                        18
   Trustees' fee                                                              9
Accrued expenses                                                         47,665
                                                                   ------------
     Total liabilities                                                1,486,299
                                                                   ------------
NET ASSETS                                                         $175,006,525
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $224,498,789
Accumulated net realized loss                                       (50,053,337)
Net unrealized appreciation                                             561,073
                                                                   ------------
NET ASSETS                                                         $175,006,525
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $147,074,168)               13,699,178
Net asset value per share                                              $10.74
Offering price per share $10.74/(1-5.75%)                              $11.40


CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $15,407,268)                 1,598,046
Net asset value and offering price per share                            $9.64


CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $12,525,089)                 1,298,994
Net asset value and offering price per share                            $9.64


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
Dividends                                                          $  1,350,811
Interest                                                                136,879
                                                                   ------------
     Total investment income                                          1,487,690
                                                                   ------------
EXPENSES
Investment advisory fee                                               1,830,798
Distribution fee, Class A                                               460,539
Distribution fee, Class B                                               217,057
Distribution fee, Class C                                               166,784
Financial agent fee                                                     215,208
Transfer agent                                                          507,057
Printing                                                                 46,108
Professional                                                             41,231
Custodian                                                                22,584
Registration                                                             22,577
Trustees                                                                 20,000
Miscellaneous                                                            11,719
                                                                   ------------
     Total expenses                                                   3,561,662
                                                                   ------------
NET INVESTMENT LOSS                                                  (2,073,972)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (5,100,342)
Net change in unrealized appreciation (depreciation) on
   investments                                                      (58,980,635)
                                                                   ------------
NET LOSS ON INVESTMENTS                                             (64,080,977)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      $(66,154,949)
                                                                   ============

                        See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended       Year Ended
                                                                                  12/31/02         12/31/01
                                                                               -------------     -------------
FROM OPERATIONS
   Net investment income (loss)                                                $  (2,073,972)    $  (2,914,379)
   Net realized gain (loss)                                                       (5,100,342)      (43,008,576)
   Net change in unrealized appreciation (depreciation)                          (58,980,635)     (117,674,198)
                                                                               -------------     -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (66,154,949)     (163,597,153)
                                                                               -------------     -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class A                                                 --          (297,782)
   Net realized short-term gains, Class B                                                 --           (45,034)
   Net realized short-term gains, Class C                                                 --           (30,957)
   Net realized long-term gains, Class A                                                  --          (727,298)
   Net realized long-term gains, Class B                                                  --          (109,997)
   Net realized long-term gains, Class C                                                  --           (75,802)
                                                                               -------------     -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                              --        (1,286,870)
                                                                               -------------     -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,260,189 and 1,044,314 shares, respectively)   14,343,604        16,121,581
   Net asset value of shares issued from reinvestment of distributions
     (0 and 65,977 shares, respectively)                                                  --           922,840
   Cost of shares repurchased (4,598,998 and 4,856,640 shares, respectively)     (54,798,394)      (74,173,121)
                                                                               -------------     -------------
Total                                                                            (40,454,790)      (57,128,700)
                                                                               -------------     -------------
CLASS B
   Proceeds from sales of shares (96,486 and 355,288 shares, respectively)         1,063,646         5,145,438
   Net asset value of shares issued from reinvestment of distributions
     (0 and 11,216 shares, respectively)                                                  --           142,443
   Cost of shares repurchased (973,005 and 1,414,906 shares, respectively)       (10,618,649)      (20,106,476)
                                                                               -------------     -------------
Total                                                                             (9,555,003)      (14,818,595)
                                                                               -------------     -------------
CLASS C
   Proceeds from sales of shares (96,066 and 277,371 shares, respectively)         1,050,854         3,934,054
   Net asset value of shares issued from reinvestment of distributions
     (0 and 7,564 shares, respectively)                                                   --            96,139
   Cost of shares repurchased (586,470 and 715,257 shares, respectively)          (6,353,118)       (9,986,832)
                                                                               -------------     -------------
Total                                                                             (5,302,264)       (5,956,639)
                                                                               -------------     -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                 (55,312,057)      (77,903,934)
                                                                               -------------     -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                        (121,467,006)     (242,787,957)

NET ASSETS
   Beginning of period                                                           296,473,531       539,261,488
                                                                               -------------     -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $0 AND $0, RESPECTIVELY]                                                  $ 175,006,525     $ 296,473,531
                                                                               =============     =============

                        See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                                       ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------
                                                          2002          2001          2000         1999           1998
Net asset value, beginning of period                     $14.19        $20.69        $33.24       $26.82         $20.43
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                       (0.10)        (0.10)        (0.27)       (0.31)         (0.16)
   Net realized and unrealized gain (loss)                (3.35)        (6.34)        (9.00)       13.48           7.76
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (3.45)        (6.44)        (9.27)       13.17           7.60
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                     --         (0.06)        (3.28)       (6.75)         (1.21)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                     --         (0.06)        (3.28)       (6.75)         (1.21)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                 (3.45)        (6.50)       (12.55)        6.42           6.39
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $10.74        $14.19        $20.69       $33.24         $26.82
                                                         ======        ======        ======       ======         ======
Total return (2)                                         (24.31)%      (31.12)%      (27.50)%      49.74 %        37.41 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $147,074      $241,736      $430,884     $621,386       $441,146

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.47 %        1.40 %        1.32 %       1.54 %         1.58 %
   Net investment income (loss)                           (0.80)%       (0.64)%       (0.86)%      (1.04)%        (0.72)%
Portfolio turnover                                           84 %          53 %          59 %         56 %          119 %

(1) Computed using average shares outstanding.

(2) Maximum sales load is not reflected in the total return calculation.

                        See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS B
                                                        ---------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------
                                                          2002          2001          2000         1999           1998
Net asset value, beginning of period                     $12.84        $18.87        $30.97       $25.49         $19.61
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                       (0.17)        (0.20)        (0.47)       (0.51)         (0.32)
   Net realized and unrealized gain (loss)                (3.03)        (5.77)        (8.35)       12.74           7.41
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (3.20)        (5.97)        (8.82)       12.23           7.09
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                     --         (0.06)        (3.28)       (6.75)         (1.21)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                     --         (0.06)        (3.28)       (6.75)         (1.21)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                 (3.20)        (6.03)       (12.10)        5.48           5.88
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $ 9.64        $12.84        $18.87       $30.97         $25.49
                                                         ======        ======        ======       ======         ======
Total return (2)                                         (24.92)%      (31.63)%      (28.07)%      48.64 %        36.38 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $15,407       $31,767       $66,488     $106,372        $65,986

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.22 %        2.15 %        2.07 %       2.29 %         2.33 %
   Net investment income (loss)                           (1.55)%       (1.39)%       (1.61)%      (1.78)%        (1.47)%
Portfolio turnover                                           84 %          53 %          59 %         56 %          119 %

                                                                                    CLASS C
                                                        ---------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------
                                                          2002          2001          2000         1999           1998
Net asset value, beginning of period                     $12.84        $18.87        $30.97       $25.49         $19.61
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                       (0.17)        (0.20)        (0.47)       (0.51)         (0.32)
   Net realized and unrealized gain (loss)                (3.03)        (5.77)        (8.35)       12.74           7.41
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (3.20)        (5.97)        (8.82)       12.23           7.09
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                     --         (0.06)        (3.28)       (6.75)         (1.21)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                     --         (0.06)        (3.28)       (6.75)         (1.21)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                 (3.20)        (6.03)       (12.10)        5.48           5.88
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $ 9.64        $12.84        $18.87       $30.97         $25.49
                                                         ======        ======        ======       ======         ======
Total return (2)                                         (24.92)%      (31.63)%      (28.07)%      48.64 %        36.38 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $12,525       $22,971       $41,889      $56,699        $34,580

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.22 %        2.15 %        2.07 %       2.29 %         2.33 %
   Net investment income (loss)                           (1.55)%       (1.39)%       (1.61)%      (1.78)%        (1.47)%
Portfolio turnover                                           84 %          53 %          59 %         56 %          119 %

(1) Computed using average shares outstanding.

(2) Maximum sales load is not reflected in the total return calculation.

                        See Notes to Financial Statements

PHOENIX-ENGEMANN NIFTY FIFTY FUND



A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term growth of capital. We fulfill this objective by looking to own companies that are expected to grow faster than the market as a whole.

Q: HOW DID THE PORTFOLIO PERFORM DURING THIS REPORTING PERIOD?

A: For the 12 months ended December 31, 2002, Class A shares fell 32.36% and Class B and Class C shares were down 32.85% compared with a negative return of 22.10% for the S&P 500 Index. 1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results.

Q: WHAT IS YOUR PERSPECTIVE ON THE PERFORMANCE OF THE EQUITY MARKETS IN 2002?

A: In 2002 the U.S. equity market was down for the third consecutive year, an event not seen since the 1939-41. Additionally, the declines were broader based than in prior years. In the past two years, growth investors have taken the majority of the bad news. This year was characterized by declines in value, small-cap, and international as well. With the exception of the small-cap and mid-cap value indexes (which were down almost 10%), all U.S. equity indexes were down double digits. In the third year of the most gripping bear market of our lifetime, we saw economic growth stabilize and corporate profits begin to improve near the end of the year. According to Standard and Poor's, 2002 was a record year for bankruptcies both domestically and internationally.

   Although the economic recovery we expected in 2002 materialized, corporate profits growth, corporate scandals and the fear of war with Iraq and North Korea were much bigger short-term factors driving equity valuations and stock prices lower. Additionally, the high bankruptcy rates and corporate fraud in the telecom and energy sectors (Enron, WorldCom, and Adelphia, for example) helped fuel a corporate credit crunch. While Treasury bonds and mortgage rates were hitting multi-decade lows, corporate bond spreads were reaching all-time highs. This meant corporations had to reign in their capital expenditures and inventory building. Additionally, this caused an increase in conservatism by accountants and created a distraction for management.

Q: WHAT SPECIFICALLY HAD THE GREATEST IMPACT ON THE PORTFOLIO IN 2002?

A: We entered 2002 with the expectation that the economy and corporate profits would begin to recover by the end of the year. What we did not anticipate was the depth of corporate malfeasance nor the geopolitical instability caused by Iraq and North Korea. As late as November, the Federal Reserve Board was lowering interest rates due the heightened level of uncertainty and its dampening effect on spending, production and employment.

   The sector that had the greatest impact on the portfolio was technology. The technology sector accounted for most of the fund's underperformance relative to the Russell 1000 Growth Index. 2 We were overweight in technology, which was the worst performing sector in the index as well as overweight in semiconductors, the worst performing industry in

1 THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL RETURN PERFORMANCE.

2 THE RUSSELL 1000 GROWTH INDEX MEASURES TOTAL RETURN PERFORMANCE OF THOSE
  RUSSELL 1000 COMPANIES WITH HIGHER-PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

  THE INDEXES ARE UNMANAGED, DO NOT REFLECT MANAGEMENT FEES AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

technology. We were early in our positioning for an economic recovery, which hurt our performance. Our lack of exposure in utilities helped the performance of the fund.

Q: WHAT IS YOUR OUTLOOK FOR 2003?

A: We believe that evidence of improving corporate profits is becoming more abundant. Underlying key leading indicators have been positive. Productivity was remarkably strong, increasing 5% for the year, and inventories are setting record lows. While corporate profits are up 12% in the third quarter, cash flows have also improved and capital spending is now at or below depreciation (an unsustainably low level). Consequently, corporate America is in a much more sound position to support sustained growth, having wrung out many of the excesses of the 1990s.

   In sectors that had the most dramatic declines in earnings in the prior year, such as technology, we are finding companies that are generating year-over-year earnings growth. In sectors such as retail, we are finding companies with above-average growth at low historic valuations. Fears of war and unemployment have weighed on consumer confidence and spending. However, we are seeing encouraging leading signs such as disposable income increasing 8% for the year through November. The savings rate was up to 4% by November and consumer credit was falling, evidence the consumer is in good shape. Historical patterns suggest that consumers spend the first few months after a mortgage refinancing boom paying down debt, and only increase their spending after five to six months. If that pattern continues, the pickup should start in March. Consequently, we are optimistic regarding the strength of the U.S. consumer in 2003. We believe there are many stocks that are trading at very attractive valuations and that will provide exceptional growth over the next market cycle.

Q: HOW IS THE FUND POSITIONED TO BENEFIT FROM THIS SCENARIO?

A: The portfolio is overweight in sectors that are economically sensitive. These sectors include financials, technology, and consumer discretionary areas, such as retail and media. It is important to note that, although we have positioned the portfolio for an economic recovery, we have not sacrificed our commitment to owning high-quality growth companies. The top 10 holdings in the portfolio have posted earnings growth over the last five years that exceeds the S&P 500 Index. These companies, which comprise 45% of the portfolio, have average growth of 16%. While it is not possible to predict short-term performance, we continue to believe our strategy of owning high-quality companies that generate significant growth will outperform in the long run.

                                                                JANUARY 18, 2003

Phoenix-Engemann Nifty Fifty Fund
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS 1                            PERIOD ENDING 12/31/02
--------------------------------------------------------------------------------

                                                                                           INCEPTION       INCEPTION
                                                        1 YEAR       5 YEARS    10 YEARS  TO 12/31/02        DATE
                                                        -------      -------    --------  -----------      ---------
        Class A Shares at NAV 2                         (32.36)%      (9.11)%     1.89%          --              --
        Class A Shares at POP 3                         (36.25)      (10.18)      1.29           --              --

        Class B Shares at NAV 2                         (32.85)       (9.79)        --         1.47%         1/3/94
        Class B Shares with CDSC 4                      (35.54)       (9.79)        --         1.47          1/3/94

        Class C Shares at NAV 2                         (32.85)       (9.79)        --         1.47          1/3/94
        Class C Shares with CDSC 4                      (32.85)       (9.79)        --         1.47          1/3/94

        Russell 1000 Growth Index 6                     (27.88)       (3.84)      6.71         7.19          1/3/94

        S&P 500 Index 7                                 (22.10)       (0.56)      9.37         9.33          1/3/94

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 This chart illustrates POP returns on Class A shares only. Returns on Class B and Class C shares will vary due to differing sales charges.

6 The Russell 1000 Growth Index is an  unmanaged,  commonly  used measure of the
  total  return   performance  of  those  Russell  1000  companies  with  higher price-to-book ratios and higher forecasted growth values. The Index's performance does not reflect sales charges.

7 The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purpose. The Index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Phoenix-Engemann           Russell 1000
             Nifty Fifty Fund Class A 5    Growth Index 6     S&P 500 Index 7
             --------------------------    --------------     ---------------

12/31/92           $ 9,425.00                $10,000.00         $10,000.00
12/31/93           $ 9,375.71                $10,290.40         $11,000.00
12/30/94           $ 9,474.29                $10,563.70         $11,145.50
12/29/95           $12,146.80                $14,491.80         $15,325.90
12/31/96           $15,368.70                $17,842.70         $18,888.90
12/31/97           $18,323.20                $23,282.50         $25,193.10
12/31/98           $24,760.80                $32,294.20         $32,437.80
12/31/99           $32,801.70                $43,002.60         $39,293.50
12/29/00           $26,650.10                $33,359.90         $35,683.60
12/31/01           $16,798.80                $26,546.70         $31,446.20
12/31/02           $11,363.10                $19,144.40         $24,496.50

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/92 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/02
--------------------------------------------------------------------------------
As a percentage of equity holdings

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Discretionary      26%
Health-Care                 24
Information Technology      24
Financials                  14
Consumer Staples             6
Industrials                  6

Phoenix-Engemann Nifty Fifty Fund

--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT DECEMBER 31, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Pfizer, Inc.                                                         5.9%
    HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER

 2. Cisco Systems, Inc.                                                  5.8%
    MANUFACTURER OF COMPUTER NETWORK SYSTEMS

 3. Medtronic, Inc.                                                      5.7%
    MANUFACTURES CARDIAC AND MEDICAL SERVICES PRODUCTS

 4. American Express Co.                                                 5.0%
    DIVERSIFIED FINANCIAL SERVICES COMPANY

 5. SLM Corp.                                                            4.4%
    PROVIDER OF HIGHER EDUCATION STUDENT LOANS

 6. Oracle Corp.                                                         4.4%
    MARKETS DATABASE MANAGEMENT SOFTWARE

 7. Fox Entertainment Group, Inc. Class A                                3.7%
    TV AND RADIO ENTERTAINMENT COMPANY

 8. Amgen, Inc.                                                          3.5%
    DEVELOPS BIOLOGICAL PRODUCTS

 9. Kohl's Corp.                                                         3.3%
    DISCOUNT CHAIN RETAILER

10. Microsoft Corp.                                                      3.2%
    LEADING SOFTWARE PRODUCER FOR MICROCOMPUTERS
--------------------------------------------------------------------------------


                        INVESTMENTS AT DECEMBER 31, 2002


                                                       SHARES        VALUE
                                                      --------    -----------

COMMON STOCKS--97.3%

AIR FREIGHT & COURIERS--2.0%
United Parcel Service, Inc. Class B ...............     34,000   $  2,144,720

APPLICATION SOFTWARE--1.0%
Intuit, Inc.(b) ...................................     23,000      1,079,160

BIOTECHNOLOGY--7.5%
Amgen, Inc.(b) ....................................     77,000      3,722,180
Genentech, Inc.(b) ................................     65,000      2,155,400
IDEC Pharmaceuticals Corp.(b) .....................     61,000      2,023,370
                                                                 ------------
                                                                    7,900,950
                                                                 ------------

BROADCASTING & CABLE TV--2.2%
Univision Communications, Inc. Class A(b) .........     93,000      2,278,500

DATA PROCESSING SERVICES--3.4%
Automatic Data Processing, Inc. ...................     52,000      2,041,000
Concord EFS, Inc.(b) ..............................     97,000      1,526,780
                                                                 ------------
                                                                    3,567,780
                                                                 ------------

DEPARTMENT STORES--3.3%
Kohl's Corp.(b) ...................................     63,000      3,524,850

DIVERSIFIED FINANCIAL SERVICES--13.5%
American Express Co. ..............................    150,000      5,302,500
Freddie Mac .......................................     41,000      2,421,050
Goldman Sachs Group, Inc. (The) ...................     27,000      1,838,700
SLM Corp. .........................................     45,000      4,673,700
                                                                 ------------
                                                                   14,235,950
                                                                 ------------


                                                       SHARES        VALUE
                                                      --------    -----------

DRUG RETAIL--1.7%
Walgreen Co. ......................................     61,000   $  1,780,590

FOOD DISTRIBUTORS--2.1%
Sysco Corp. .......................................     74,000      2,204,460

GENERAL MERCHANDISE STORES--5.2%
Costco Wholesale Corp.(b) .........................     96,000      2,693,760
Wal-Mart Stores, Inc. .............................     56,000      2,828,560
                                                                 ------------
                                                                    5,522,320
                                                                 ------------

HEALTH CARE EQUIPMENT--5.7%
Medtronic, Inc. ...................................    131,600      6,000,960

HOME IMPROVEMENT RETAIL--3.1%
Lowe's Cos., Inc. .................................     86,000      3,225,000

HOTELS, RESORTS & CRUISE LINES--2.9%
Carnival Corp. ....................................    121,000      3,018,950

MOTORCYCLE MANUFACTURERS--2.1%
Harley-Davidson, Inc. .............................     48,000      2,217,600

MOVIES & ENTERTAINMENT--6.7%
Fox Entertainment Group, Inc. Class A(b) ..........    149,000      3,863,570
Viacom, Inc. Class B(b) ...........................     78,000      3,179,280
                                                                 ------------
                                                                    7,042,850
                                                                 ------------

NETWORKING EQUIPMENT--5.8%
Cisco Systems, Inc.(b) ............................    463,748      6,075,099

                        See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund


                                                       SHARES        VALUE
                                                      --------    -----------

PHARMACEUTICALS--10.6%
Lilly (Eli) & Co. .................................     38,000   $  2,413,000
Pfizer, Inc. ......................................    203,600      6,224,052
Wyeth .............................................     67,000      2,505,800
                                                                 ------------
                                                                   11,142,852
                                                                 ------------

SEMICONDUCTOR EQUIPMENT--1.2%
Applied Materials, Inc.(b) ........................    100,000      1,303,000

SEMICONDUCTORS--7.7%
Analog Devices, Inc.(b) ...........................     91,000      2,172,170
Intel Corp. .......................................    163,000      2,537,910
Maxim Integrated Products, Inc. ...................     56,000      1,850,240
Texas Instruments, Inc. ...........................    105,000      1,576,050
                                                                 ------------
                                                                    8,136,370
                                                                 ------------

SOFT DRINKS--2.1%
PepsiCo, Inc. .....................................     53,000      2,237,660

SYSTEMS SOFTWARE--7.5%
Microsoft Corp.(b) ................................     65,000      3,360,500
Oracle Corp.(b) ...................................    426,000      4,600,800
                                                                 ------------
                                                                    7,961,300
                                                                 ------------

-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $101,712,636)                                    102,600,921
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--97.3%
(IDENTIFIED COST $101,712,636)                                    102,600,921(a)

Other assets and liabilities, net--2.7%                             2,872,338
                                                                 ------------
NET ASSETS--100.0%                                               $105,473,259
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $20,331,361 and gross depreciation of $19,443,076 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $101,712,636.

(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


ASSETS
Investment securities at value
   (Identified cost $101,712,636)                                  $102,600,921
Cash                                                                  3,531,330
Receivables
   Dividends and interest                                                56,422
   Fund shares sold                                                      32,529
Prepaid expenses                                                          1,841
                                                                   ------------
     Total assets                                                   106,223,043
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                              451,722
   Investment advisory fee                                              102,247
   Transfer agent fee                                                    90,930
   Distribution fee                                                      44,211
   Financial agent fee                                                   11,321
   Trustees' fee                                                              9
Accrued expenses                                                         49,344
                                                                   ------------
     Total liabilities                                                  749,784
                                                                   ------------
NET ASSETS                                                         $105,473,259
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $204,947,447
Accumulated net realized loss                                      (100,362,473)
Net unrealized appreciation                                             888,285
                                                                   ------------
NET ASSETS                                                         $105,473,259
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $74,605,217)                   5,663,902
Net asset value per share                                                $13.17
Offering price per share $13.17/(1-5.75%)                                $13.97

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $19,847,917)                   1,651,366
Net asset value and offering price per share                             $12.02

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $11,020,125)                     916,824
Net asset value and offering price per share                             $12.02


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
Dividends                                                          $    809,648
Interest                                                                 87,708
                                                                   ------------
     Total investment income                                            897,356
                                                                   ------------
EXPENSES
Investment advisory fee                                               1,219,810
Distribution fee, Class A                                               249,111
Distribution fee, Class B                                               305,683
Distribution fee, Class C                                               160,136
Financial agent fee                                                     161,755
Transfer agent                                                          506,951
Printing                                                                 41,722
Professional                                                             37,054
Registration                                                             21,330
Trustees                                                                 20,000
Custodian                                                                11,592
Miscellaneous                                                            10,050
                                                                   ------------
     Total expenses                                                   2,745,194
     Less expenses borne by financial agent                            (118,496)
                                                                   ------------
     Net expenses                                                     2,626,698
                                                                   ------------
NET INVESTMENT LOSS                                                  (1,729,342)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (58,399,626)
Net change in unrealized appreciation (depreciation) on
   investments                                                         (327,778)
                                                                   ------------
NET LOSS ON INVESTMENTS                                             (58,727,404)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      $(60,456,746)
                                                                   ============

                        See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year Ended        Year Ended
                                                                                 12/31/02          12/31/01
                                                                               -------------     -------------
FROM OPERATIONS
   Net investment income (loss)                                                $  (1,729,342)    $  (3,507,130)
   Net realized gain (loss)                                                      (58,399,626)      (41,338,344)
   Net change in unrealized appreciation (depreciation)                             (327,778)     (105,862,162)
                                                                               -------------     -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (60,456,746)     (150,707,636)
                                                                               -------------     -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class A                                                 --          (930,593)
   Net realized short-term gains, Class B                                                 --          (343,336)
   Net realized short-term gains, Class C                                                 --          (174,837)
   Net realized long-term gains, Class A                                                  --            (1,873)
   Net realized long-term gains, Class B                                                  --            (1,102)
                                                                               -------------     -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                              --        (1,451,741)
                                                                               -------------     -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (857,945 and 1,083,246 shares, respectively)     13,225,115        24,916,664
   Net asset value of shares issued from reinvestment of distributions
     (0 and 45,071 shares, respectively)                                                  --           863,738
   Cost of shares repurchased (2,209,866 and 2,438,946 shares, respectively)     (34,652,921)      (52,002,502)
                                                                               -------------     -------------
Total                                                                            (21,427,806)      (26,222,100)
                                                                               -------------     -------------
CLASS B
   Proceeds from sales of shares (117,440 and 243,923 shares, respectively)        1,650,608         5,309,292
   Net asset value of shares issued from reinvestment of distributions
     (0 and 17,595 shares, respectively)                                                  --           310,291
   Cost of shares repurchased (1,068,290 and 1,299,791 shares, respectively)     (15,319,103)      (26,920,022)
                                                                               -------------     -------------
Total                                                                            (13,668,495)      (21,300,439)
                                                                               -------------     -------------
CLASS C
   Proceeds from sales of shares (67,316 and 145,609 shares, respectively)           971,129         3,166,798
   Net asset value of shares issued from reinvestment of distributions
     (0 and 8,768 shares, respectively)                                                   --           154,431
   Cost of shares repurchased (462,774 and 745,684 shares, respectively)          (6,638,774)      (15,737,732)
                                                                               -------------     -------------
Total                                                                             (5,667,645)      (12,416,503)
                                                                               -------------     -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                 (40,763,946)      (59,939,042)
                                                                               -------------     -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                        (101,220,692)     (212,098,419)

NET ASSETS
   Beginning of period                                                           206,693,951       418,792,370
                                                                               -------------     -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     ($0 AND $0, RESPECTIVELY]                                                 $ 105,473,259     $ 206,693,951
                                                                               =============     =============

                        See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                                        ---------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------
                                                          2002         2001           2000         1999           1998
Net asset value, beginning of period                     $19.47       $31.10         $46.16       $38.80         $29.21
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                       (0.15)       (0.23)         (0.44)       (0.41)         (0.20)
   Net realized and unrealized gain (loss)                (6.15)      (11.27)         (8.64)       12.92          10.45
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (6.30)      (11.50)         (9.08)       12.51          10.25
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                     --        (0.13)         (5.98)       (5.15)         (0.66)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                     --        (0.13)         (5.98)       (5.15)         (0.66)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                 (6.30)      (11.63)        (15.06)        7.36           9.59
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $13.17       $19.47         $31.10       $46.16         $38.80
                                                         ======       ======         ======       ======         ======
Total return (2)                                         (32.36)%     (36.97)%       (18.75)%      32.47 %        35.13 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $74,605     $136,618       $258,962     $321,299       $235,065

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.56 %(3)    1.47 %         1.40 %       1.58 %         1.60 %
   Net investment income (loss)                           (0.94)%      (1.00)%        (0.98)%      (0.97)%        (0.61)%
Portfolio turnover                                           66 %         40 %           88 %         43 %           92 %

(1) Computed using average shares outstanding.

(2) Maximum sales load is not reflected in the total return calculation.

(3) If the financial agent had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.64% for the period ended December 31, 2002.

                        See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS B
                                                        ---------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------
                                                          2002         2001           2000         1999           1998
Net asset value, beginning of period                     $17.90       $28.83         $43.68       $37.21         $28.24
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                       (0.25)       (0.37)         (0.74)       (0.70)         (0.43)
   Net realized and unrealized gain (loss)                (5.63)      (10.43)         (8.13)       12.32          10.06
                                                         ------        -----         ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (5.88)      (10.80)         (8.87)       11.62           9.63
                                                         ------        -----         ------       ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                     --        (0.13)         (5.98)       (5.15)         (0.66)
                                                         ------        -----         ------       ------         ------
     TOTAL DISTRIBUTIONS                                     --        (0.13)         (5.98)       (5.15)         (0.66)
                                                         ------        -----         ------       ------         ------
Change in net asset value                                 (5.88)      (10.93)        (14.85)        6.47           8.97
                                                         ------        -----         ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $12.02       $17.90         $28.83       $43.68         $37.21
                                                         ======       ======         ======       ======         ======
Total return (2)                                         (32.85)%     (37.45)%       (19.34)%      31.47 %        34.14 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $19,848      $46,586       $104,964     $138,626        $96,983

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.31 % (3)   2.22 %         2.15 %       2.33 %         2.35 %
   Net investment income (loss)                           (1.70)%      (1.75)%        (1.73)%      (1.72)%        (1.35)%
Portfolio turnover                                           66 %         40 %           88 %         43 %           92 %

                                                                                    CLASS C
                                                        ---------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------
                                                          2002         2001           2000         1999           1998
Net asset value, beginning of period                     $17.90       $28.82         $43.68       $37.21         $28.24
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                       (0.25)       (0.37)         (0.74)       (0.70)         (0.43)
   Net realized and unrealized gain (loss)                (5.63)      (10.42)         (8.14)       12.32          10.06
                                                         ------        -----         ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (5.88)      (10.79)         (8.88)       11.62           9.63
                                                         ------        -----         ------       ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                     --        (0.13)         (5.98)       (5.15)         (0.66)
                                                         ------        -----         ------       ------         ------
     TOTAL DISTRIBUTIONS                                     --        (0.13)         (5.98)       (5.15)         (0.66)
                                                         ------        -----         ------       ------         ------
Change in net asset value                                 (5.88)      (10.92)        (14.86)        6.47           8.97
                                                         ------        -----         ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $12.02       $17.90         $28.82       $43.68         $37.21
                                                         ======       ======         ======       ======         ======
   Total return (2)                                      (32.85)%     (37.43)%       (19.37)%      31.47 %        34.14 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $11,020      $23,490        $54,867      $70,875        $48,401

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.31 % (3)   2.22 %         2.15 %       2.33 %         2.35 %
   Net investment income (loss)                           (1.69)%      (1.75)%        (1.73)%      (1.72)%        (1.35)%
Portfolio turnover                                           66 %         40 %           88 %         43 %           92 %

(1) Computed using average shares outstanding.

(2) Maximum sales load is not reflected in the total return calculation.

(3) If the financial agent had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.39% for the period ended December 31, 2002.

                        See Notes to Financial Statements

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND



A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund seeks long-term growth of capital. Investors should note that the fund may invest in small-company stocks, which involves added risks, such as greater price volatility, less liquidity and increased competitive threat.

Q: COULD YOU PROVIDE A BRIEF RECAP OF THE MARKET OVER THE LAST 12 MONTHS?

A: Although we entered 2002 with an optimistic outlook for both the economy and the stock market, things did not turn out as anticipated. While the economy did rebound and corporate earnings began to grow again, both were at levels below expectations. Rather than focus on a strengthening economy and improving corporate earnings, investors seemed more concerned about corporate scandals and the potential for a war in Iraq. As such, the market experienced a very broad and steep decline for the third year in a row.

Q: HOW DID THE PORTFOLIO REACT IN THAT MARKET ENVIRONMENT?

A: The Phoenix-Engemann Small & Mid-Cap Growth Fund was unfortunately affected by the market decline. The Fund's Class A shares were down 30.51% for the full year. This compares to the Russell 2000 Growth Index, 1 which declined 30.26%. Class B shares fell 31.03% and Class C shares returned -31.02% for the 12 months ended December 31, 2002. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results.

Q: WHAT WERE SOME OF THE FACTORS THAT HELPED AS WELL AS DETRACTED FROM PERFORMANCE RESULTS?

A: One area that hurt the fund's performance was financial service companies. Metris, a credit card company, had difficulty collecting from its customers as layoffs and unemployment plagued the economy. Stilwell Financial, a money manager, saw asset levels decline and outflows accelerate as investors lost confidence in the stock market.

   Technology was another sector that experienced poor performance as corporations continued to reduce their capital expenditure budgets in light of an uncertain economy and geopolitical situation. As such, software companies like VeriSign and Peregrine underperformed.

   One bright spot for the fund was our holdings in the consumer discretionary area. Whole Foods Market had an excellent year as the company continued to expand its new store base and older stores performed exceptionally well. In addition, a new holding for the fund, Overture Services, which provides pay for performance searches on the Internet, helped overall performance.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: We believe that most of the bad news in the marketplace is behind us. Corporate scandals have lead to more regulation and oversight, which will improve financial transparency. Valuations are more attractive than they have been for some time and interest rates and inflation remain low. More importantly, we continue to find companies that we believe have excellent growth prospects. Finally,

1 THE RUSSELL 2000 GROWTH INDEX MEASURES THE TOTAL RETURN PERFORMANCE OF THOSE
  RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS UNMANAGED, DOES NOT REFLECT MANAGEMENT FEES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

although the geopolitical situation remains tenuous, we do not believe that we will have a protracted war in Iraq. Moreover, we believe last year's market declines more than discounted this possibility. As a result, it appears to us that the stock market may have bottomed in October 2002.

Q: HOW IS THE PORTFOLIO CURRENTLY POSITIONED GIVEN THIS OUTLOOK?

A: The Phoenix-Engemann Small & Mid-Cap Growth Fund is positioned for an economic recovery. Many of the companies in the portfolio currently have cyclically depressed earnings, which we expect will reverse and grow in a recovery. As such, we expect the portfolio to perform well in such an environment.

   In addition, as prices have declined, we have taken the opportunity to reposition the portfolio into areas such as biotechnology, which, despite not being economically sensitive, saw large and, to us, inappropriate price drops due to investor risk aversion and pessimism. With an improving economy, we expect investors to assume more risk and focus on areas like biotechnology where innovation continues to create value.

                                                                JANUARY 13, 2003

Phoenix-Engemann Small & Mid-Cap Growth Fund
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS 1                            PERIOD ENDING 12/31/02
--------------------------------------------------------------------------------

                                                                                  INCEPTION      INCEPTION
                                                        1 YEAR       5 YEARS     TO 12/31/02       DATE
                                                        -------      -------     -----------     ---------
        Class A Shares at NAV 2                         (30.51)%      (2.60)%       12.11%        10/10/94
        Class A Shares at POP 3                         (34.51)       (3.75)        11.30         10/10/94

        Class B Shares at NAV 2                         (31.03)       (3.33)         2.88          9/18/96
        Class B Shares with CDSC 4                      (33.79)       (3.33)         2.88          9/18/96

        Class C Shares at NAV 2                         (31.02)       (3.34)         1.42          10/8/96
        Class C Shares with CDSC 4                      (31.02)       (3.34)         1.42          10/8/96

        Russell 2000 Growth Index 8                     (30.26)       (6.59)       Note 5           Note 5

        S&P 500 Index 9                                 (22.10)       (6.59)       Note 6           Note 6

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 1.97% for Class A (since  10/10/94),  (3.06)% for Class B
  (since 9/18/96) and (3.38)% for Class C (since 10/8/96), respectively.

6 Index  performance is 10.13% for Class A (since  10/10/94),  5.73% for Class B
  (since 9/18/96) and 5.29% for Class C (since 10/8/96), respectively.

7 This chart illustrates POP returns on Class A shares only. Returns on Class B and Class C shares will vary due to differing sales charges.

8 The Russell 2000 Growth Index is an  unmanaged,  commonly  used measure of the
  total  return   performance  of  those  Russell  2000  companies  with  higher price-to-book ratios and higher forecasted growth values. The Index's performance does not reflect sales charges.

9 The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purpose. The Index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   Phoenix-Engemann
                   Small & Mid-Cap         Russell 2000
                 Growth Fund Class A 7     Growth Index 8    S&P 500 Index 9
                 ---------------------     --------------    ---------------

10/10/94              $ 9,425.00             $10,000.00         $10,000.00
12/30/94              $11,375.98             $10,021.40         $10,066.80
12/29/95              $14,297.04             $13,132.09         $13,842.59
12/31/96              $21,783.69             $14,611.07         $17,060.67
12/31/97              $27,537.47             $16,502.60         $22,754.77
12/31/98              $31,473.00             $16,705.69         $29,298.24
12/31/99              $58,096.95             $23,904.52         $35,490.45
12/29/00              $49,614.41             $18,542.72         $32,229.90
12/31/01              $34,740.54             $16,831.55         $28,402.65
12/31/02              $24,140.63             $11,738.00         $22,125.55

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/10/94 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other shares classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/02
--------------------------------------------------------------------------------
As a percentage of equity holdings

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Information Technology      30%
Health-Care                 25
Consumer Discretionary      14
Financials                  12
Industrials                 11
Energy                       6
Consumer Staples             2

Phoenix-Engemann Small & Mid-Cap Growth Fund


--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT DECEMBER 31, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Gabelli Asset Management, Inc. Class A                               3.8%
    ASSET MANAGEMENT FIRM

 2. Overture Services, Inc.                                              3.8%
    INTERNET PAY-FOR-PERFORMANCE SEARCH PROVIDER

 3. IDEC Pharmaceuticals Corp.                                           3.5%
    DEVELOPS IMMUNE SYSTEM PHARMACEUTICALS

 4. Cheesecake Factory, Inc. (The)                                       3.3%
    CHAIN RESTAURANT

 5. Cost Plus, Inc.                                                      3.2%
    DISCOUNT SPECIALTY RETAILER

 6. Federal Agricultural Mortgage Corp. Class C                          3.1%
    PROVIDES AGRICULTURAL FINANCIAL SERVICES

 7. TETRA Tech, Inc.                                                     3.0%
    CONSTRUCTION AND ENGINEERING CONSULTING FIRM

 8. Corporate Executive Board Co. (The)                                  3.0%
    MANAGEMENT SERVICES PROVIDER

 9. Omnicare, Inc.                                                       3.0%
    PROVIDES LONG-TERM CARE PHARMACY SERVICES

10. Cymer, Inc.                                                          2.9%
    MANUFACTURES PHOTOLITHOGRAPHY EQUIPMENT
--------------------------------------------------------------------------------


                        INVESTMENTS AT DECEMBER 31, 2002


                                                       SHARES       VALUE
                                                      --------   ------------

COMMON STOCKS--92.2%

AEROSPACE & DEFENSE--0.9%
Alliant Techsystems, Inc.(b) ......................     37,000   $  2,306,950

AIR FREIGHT & COURIERS--2.9%
Expeditors International of Washington, Inc. ......    160,000      5,224,000
Pacer International, Inc.(b) ......................    167,200      2,223,760
                                                                 ------------
                                                                    7,447,760
                                                                 ------------

APPAREL RETAIL--1.0%
Mother's Work, Inc.(b) ............................     76,875      2,708,306

APPLICATION SOFTWARE--4.8%
BEA Systems, Inc.(b) ..............................    461,200      5,289,964
Edwards (J.D.) & Co.(b) ...........................    446,600      5,037,648
Verisity Ltd.(b) ..................................    102,750      1,958,415
                                                                 ------------
                                                                   12,286,027
                                                                 ------------

BIOTECHNOLOGY--8.5%
Abgenix, Inc.(b) ..................................    182,000      1,341,340
Affymetrix, Inc.(b) ...............................     66,200      1,515,318
CuraGen Corp.(b) ..................................    101,250        470,812
ICOS Corp.(b) .....................................     82,000      1,919,620
IDEC Pharmaceuticals Corp.(b) .....................    270,000      8,955,900
La Jolla Pharmaceutical Co.(b) ....................     35,903        233,370
MedImmune, Inc.(b) ................................    202,266      5,495,567
Myriad Genetics, Inc.(b) ..........................      6,900        100,740
Tanox, Inc.(b) ....................................    219,685      1,988,149
                                                                 ------------
                                                                   22,020,816
                                                                 ------------


                                                       SHARES       VALUE
                                                      --------   ------------

COMPUTER & ELECTRONICS RETAIL--0.6%
Good Guys, Inc.(b) ................................    826,700   $  1,529,395

CONSUMER FINANCE--3.1%
Federal Agricultural Mortgage Corp. Class C(b) ....    258,000      7,905,120

DIVERSIFIED COMMERCIAL SERVICES--6.0%
Corporate Executive Board Co. (The)(b) ............    242,000      7,724,640
TETRA Tech, Inc.(b) ...............................    635,250      7,750,050
                                                                 ------------
                                                                   15,474,690
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES--6.0%
Gabelli Asset Management, Inc. Class A(b) .........    329,500      9,898,180
Stilwell Financial, Inc. ..........................    435,000      5,685,450
                                                                 ------------
                                                                   15,583,630
                                                                 ------------

FOOD RETAIL--2.5%
Whole Foods Market, Inc.(b) .......................    123,500      6,512,155

GENERAL MERCHANDISE STORES--1.1%
99 Cents Only Stores(b) ...........................    107,000      2,874,020

HEALTH CARE DISTRIBUTORS & SERVICES--4.5%
Advisory Board Co. (The)(b) .......................    114,960      3,437,304
Medical Staffing Network Holdings, Inc.(b) ........     39,550        632,800
Omnicare, Inc. ....................................    321,000      7,649,430
                                                                 ------------
                                                                   11,719,534
                                                                 ------------

                        See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund


                                                       SHARES       VALUE
                                                      --------   ------------

HEALTH CARE EQUIPMENT--2.7%
Cyberonics, Inc(b) ................................     74,000   $  1,361,600
HealtheTech, Inc.(b) ..............................     96,500        603,125
Inhale Therapeutic Systems, Inc.(b) ...............    412,600      3,333,808
SonoSite, Inc.(b) .................................    121,250      1,584,738
                                                                 ------------
                                                                    6,883,271
                                                                 ------------

INTERNET SOFTWARE & SERVICES--4.9%
Overture Services, Inc.(b) ........................    360,000      9,831,600
United Online, Inc.(b) ............................    176,000      2,805,616
                                                                 ------------
                                                                   12,637,216
                                                                 ------------

IT CONSULTING & SERVICES--1.1%
ManTech International Corp. Class A(b) ............    144,400      2,753,708

LEISURE PRODUCTS--2.3%
MarineMax, Inc.(b) ................................    155,000      1,830,550
Marvel Enterprises, Inc.(b) .......................    230,000      2,065,400
Polaris Industries, Inc. ..........................     33,000      1,933,800
                                                                 ------------
                                                                    5,829,750
                                                                 ------------

NETWORKING EQUIPMENT--1.7%
Black Box Corp. ...................................    100,000      4,480,000

OIL & GAS DRILLING--1.3%
Grey Wolf, Inc.(b) ................................    852,000      3,399,480

OIL & GAS EXPLORATION & PRODUCTION--4.3%
Evergreen Resources, Inc.(b) ......................    131,500      5,897,775
Ultra Petroleum Corp.(b) ..........................    523,000      5,177,700
                                                                 ------------
                                                                   11,075,475
                                                                 ------------

PHARMACEUTICALS--8.6%
InterMune, Inc.(b) ................................     29,100        742,341
K-V Pharmaceutical Co. Class A(b) .................     97,000      2,250,400
Medicines Co. (The)(b) ............................    395,000      6,327,900
NPS Pharmaceuticals, Inc.(b) ......................    218,300      5,494,611
Sepracor, Inc.(b) .................................    747,000      7,223,490
                                                                 ------------
                                                                   22,038,742
                                                                 ------------

RESTAURANTS--5.0%
Buca, Inc.(b) .....................................    265,000      2,204,800
Cheesecake Factory, Inc. (The)(b) .................    237,000      8,567,550
Red Robin Gourmet Burgers, Inc.(b) ................    162,000      2,063,880
                                                                 ------------
                                                                   12,836,230
                                                                 ------------


                                                       SHARES       VALUE
                                                      --------   ------------

SEMICONDUCTOR EQUIPMENT--5.5%
Axcelis Technologies, Inc.(b) .....................    403,000   $  2,260,427
Cymer, Inc.(b) ....................................    232,000      7,482,000
Rudolph Technologies, Inc.(b) .....................    226,000      4,330,160
                                                                 ------------
                                                                   14,072,587
                                                                 ------------

SEMICONDUCTORS--5.8%
Integrated Circuit Systems, Inc.(b) ...............    278,000      5,073,500
Intersil Corp. Class A(b) .........................    378,666      5,278,603
Micrel, Inc.(b) ...................................    332,000      2,981,360
Semtech Corp.(b) ..................................    143,000      1,561,560
                                                                 ------------
                                                                   14,895,023
                                                                 ------------

SPECIALTY STORES--4.0%
Advance Auto Parts, Inc.(b) .......................     38,030      1,859,667
Cost Plus, Inc.(b) ................................    291,900      8,368,773
                                                                 ------------
                                                                   10,228,440
                                                                 ------------

TELECOMMUNICATIONS EQUIPMENT--1.8%
Advanced Fibre Communications, Inc.(b) ............    283,000      4,720,440

TRADING COMPANIES & DISTRIBUTORS--1.3%
Fastenal Co. ......................................     92,000      3,439,880

-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $229,856,412)                                    237,658,645
-----------------------------------------------------------------------------


FOREIGN COMMON STOCKS--6.1%

APPLICATION SOFTWARE--2.6%
Precise Software Solutions Ltd. (Israel)(b) .......    400,390      6,610,439

DIVERSIFIED FINANCIAL SERVICES--2.4%
Stewart (W.P.) & Co. Ltd. (Bermuda) ...............    348,255      6,240,729

SEMICONDUCTORS--1.1%
O2Micro International Ltd. (Cayman Islands)(b) ....    289,200      2,819,411

-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $18,608,800)                                      15,670,579
-----------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund


                                                       SHARES       VALUE
                                                      --------   ------------

PREFERRED STOCKS--0.0%

TELECOMMUNICATIONS EQUIPMENT--0.0%
Metro Optix, Inc. Series B Pfd.(b)(c)(e) ..........    176,766   $     33,586

-----------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $1,749,984)                                           33,586
-----------------------------------------------------------------------------


                                       STANDARD
                                       & POOR'S         PAR
                                        RATING         VALUE
                                      (Unaudited)      (000)
                                      -----------     --------


CONVERTIBLE BONDS--0.0%

TELECOMMUNICATIONS EQUIPMENT--0.0%
Kestrel Solutions, Inc. Cv. 144A 5.50%,
7/15/05(c)(d)(e) .....................     NR         $  1,000         55,000

-----------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $1,000,000)                                           55,000
-----------------------------------------------------------------------------


TOTAL INVESTMENTS--98.3%
(IDENTIFIED COST $251,215,196)                                    253,417,810(a)

Other assets and liabilities, net--1.7%                             4,244,987
                                                                 ------------
NET ASSETS--100.0%                                               $257,662,797
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $57,923,784 and gross depreciation of $55,721,170 for federal income tax purposes. At December 31, 2002, the aggregate cost of securities for federal income tax purposes was $251,215,196.

(b) Non-income producing.

(c) Private placement. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2002, these securities, which are included in illiquid securities below, amounted to $88,586 or 0.03% of net assets.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $55,000 or 0.02% of net assets.

(e) Illiquid. At December 31, 2002, these securities amounted to a value of $88,586 or 0.03% of net assets.

                        See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


ASSETS
Investment securities at value
   (Identified cost $251,215,196)                                  $253,417,810
Cash                                                                  4,394,491
Receivables
   Investment securities sold                                         2,671,401
   Fund shares sold                                                     250,978
   Dividends and interest                                                 8,503
Prepaid expenses                                                          4,155
                                                                   ------------
     Total assets                                                   260,747,338
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                            1,702,657
   Investment securities purchased                                      670,074
   Transfer agent fee                                                   255,474
   Investment advisory fee                                              220,399
   Distribution fee                                                     122,728
   Financial agent fee                                                   19,433
   Trustees' fee                                                              9
Accrued expenses                                                         93,767
                                                                   ------------
     Total liabilities                                                3,084,541
                                                                   ------------
NET ASSETS                                                         $257,662,797
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $492,801,167
Accumulated net realized loss                                      (237,340,984)
Net unrealized appreciation                                           2,202,614
                                                                   ------------
NET ASSETS                                                         $257,662,797
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $156,714,336)                  8,485,952
Net asset value per share                                                $18.47
Offering price per share $18.47/(1-5.75%)                                $19.60

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $70,216,505)                   3,990,300
Net asset value and offering price per share                             $17.60

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $30,731,956)                   1,747,480
Net asset value and offering price per share                             $17.59


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME
Dividends                                                         $     486,243
Interest                                                                140,491
                                                                  -------------
     Total investment income                                            626,734
                                                                  -------------
EXPENSES
Investment advisory fee                                               2,945,186
Distribution fee, Class A                                               474,433
Distribution fee, Class B                                               913,146
Distribution fee, Class C                                               405,995
Financial agent fee                                                     263,502
Transfer agent                                                        1,474,226
Printing                                                                122,589
Registration                                                             43,738
Professional                                                             42,390
Custodian                                                                33,145
Trustees                                                                 20,000
Miscellaneous                                                            13,873
                                                                  -------------
     Total expenses                                                   6,752,223
     Less expenses borne by financial agent                            (676,715)
                                                                  -------------
     Net expenses                                                     6,075,508
                                                                  -------------
NET INVESTMENT LOSS                                                  (5,448,774)
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (98,414,093)
Net change in unrealized appreciation (depreciation) on
   investments                                                      (33,068,801)
                                                                  -------------
NET LOSS ON INVESTMENTS                                            (131,482,894)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     $(136,931,668)
                                                                  =============

                        See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended          Year Ended
                                                                                              12/31/02             12/31/01
                                                                                            -------------       -------------
FROM OPERATIONS
   Net investment income (loss)                                                             $  (5,448,774)      $  (6,249,036)
   Net realized gain (loss)                                                                   (98,414,093)       (114,255,796)
   Net change in unrealized appreciation (depreciation)                                       (33,068,801)        (40,702,627)
                                                                                            -------------       -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           (136,931,668)       (161,207,459)
                                                                                            -------------       -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (4,350,679 and 5,146,833 shares, respectively)                89,764,972         147,070,638
   Net asset value of shares issued from Phoenix-Engemann Small-Cap Fund merger
     (0 and 3,914,885 shares, respectively) (See Note 8)                                               --         119,681,162
   Cost of shares repurchased (6,061,794 and 4,962,007 shares, respectively)                 (125,037,069)       (134,438,408)
                                                                                            -------------       -------------
Total                                                                                         (35,272,097)        132,313,392
                                                                                            -------------       -------------
CLASS B
   Proceeds from sales of shares (340,943 and 705,115 shares, respectively)                     6,859,387          20,226,417
   Net asset value of shares issued from Phoenix-Engemann Small-Cap Fund merger
     (0 and 2,722,959 shares, respectively) (See Note 8)                                               --          80,247,953
   Cost of shares repurchased (1,532,271 and 944,176 shares, respectively)                    (28,804,621)        (24,118,568)
                                                                                            -------------       -------------
Total                                                                                         (21,945,234)         76,355,802
                                                                                            -------------       -------------
CLASS C
   Proceeds from sales of shares (729,524 and 899,149 shares, respectively)                    15,745,652          25,016,426
   Cost of shares repurchased (1,261,209 and 685,900 shares, respectively)                    (25,254,046)        (17,476,863)
                                                                                            -------------       -------------
Total                                                                                          (9,508,394)          7,539,563
                                                                                            -------------       -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                              (66,725,725)        216,208,757
                                                                                            -------------       -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                     (203,657,393)         55,001,298

NET ASSETS
   Beginning of period                                                                        461,320,190         406,318,892
                                                                                            -------------       -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY] $ 257,662,797       $ 461,320,190
                                                                                            =============       =============

                        See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                                        ---------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------
                                                          2002         2001           2000         1999           1998
Net asset value, beginning of period                     $26.58       $37.96         $44.45       $24.08         $21.09
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                       (0.29)       (0.33)         (0.39)       (0.37)         (0.30)
   Net realized and unrealized gain (loss)                (7.82)      (11.05)         (6.10)       20.74           3.31
                                                         ------       ------         ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (8.11)      (11.38)         (6.49)       20.37           3.01
                                                         ------       ------         ------       ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                     --           --             --           --          (0.02)
                                                         ------       ------         ------       ------         ------
     TOTAL DISTRIBUTIONS                                     --           --             --           --          (0.02)
                                                         ------       ------         ------       ------         ------
Change in net asset value                                 (8.11)      (11.38)         (6.49)       20.37           2.99
                                                         ------       ------         ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $18.47       $26.58         $37.96       $44.45         $24.08
                                                         ======       ======         ======       ======         ======
Total return (2)                                         (30.51)%     (29.98)%       (14.60)%      84.59 %        14.29 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $156,714     $270,990       $231,453     $132,996        $54,187

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses (3)                                  1.58 %       1.57 %         1.51 %       1.73 %         1.78 %
   Net investment income (loss)                           (1.39)%      (1.18)%        (0.85)%      (1.40)%        (1.39)%
Portfolio turnover                                           46 %         28 %           78 %        105 %          147 %

(1) Computed using average shares outstanding.

(2) Maximum sales load is not reflected in the total return calculation.

(3) If the financial agent had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.79%, 1.67%, 1.51%, 1.75% and 1.83% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.

                        See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS B
                                                        ---------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------
                                                          2002         2001           2000         1999           1998
Net asset value, beginning of period                     $25.52       $36.72         $43.32       $23.64         $20.87
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                       (0.42)       (0.52)         (0.72)       (0.55)         (0.45)
   Net realized and unrealized gain (loss)                (7.50)      (10.68)         (5.88)       20.23           3.24
                                                         ------       ------         ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (7.92)       11.20)         (6.60)       19.68           2.79
                                                         ------       ------         ------       ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                     --           --             --           --          (0.02)
                                                         ------       ------         ------       ------         ------
     TOTAL DISTRIBUTIONS                                     --           --             --           --          (0.02)
                                                         ------       ------         ------       ------         ------
Change in net asset value                                 (7.92)      (11.20)         (6.60)       19.68           2.77
                                                         ------       ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $17.60       $25.52         $36.72       $43.32         $23.64
                                                         ======       ======         ======       ======         ======
Total return (2)                                         (31.03)%     (30.50)%       (15.24)%      83.25 %        13.39 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $70,217     $132,214        $99,060      $73,863        $31,631

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses (3)                                  2.33 %       2.32 %         2.26 %       2.48 %         2.53 %
   Net investment income (loss)                           (2.13)%      (1.95)%        (1.61)%      (2.15)%        (2.14)%
Portfolio turnover                                           46 %         28 %           78 %        105 %          147 %

                                                                                    CLASS C
                                                        ---------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------
                                                          2002         2001           2000         1999           1998
Net asset value, beginning of period                     $25.50       $36.69         $43.29       $23.63         $20.87
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)                       (0.42)       (0.52)         (0.70)       (0.55)         (0.45)
   Net realized and unrealized gain (loss)                (7.49)      (10.67)         (5.90)       20.21           3.23
                                                         ------       ------         ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (7.91)      (11.19)         (6.60)       19.66           2.78
                                                         ------       ------         ------       ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                     --           --             --           --          (0.02)
                                                         ------       ------         ------       ------         ------
     TOTAL DISTRIBUTIONS                                     --           --             --           --          (0.02)
                                                         ------       ------         ------       ------         ------
Change in net asset value                                 (7.91)      (11.19)         (6.60)       19.66           2.76
                                                         ------       ------         ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $17.59       $25.50         $36.69       $43.29         $23.63
                                                         ======       ======         ======       ======         ======
Total return (2)                                         (31.02)%     (30.50)%       (15.25)%      83.20 %        13.34 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $30,732      $58,116        $75,806      $37,584        $15,023

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses (3)                                  2.33 %       2.32 %         2.26 %       2.48 %         2.53 %
   Net investment income (loss)                           (2.13)%      (1.89)%        (1.59)%      (2.15)%        (2.14)%
Portfolio turnover                                           46 %         28 %           78 %        105 %          147 %

(1) Computed using average shares outstanding.

(2) Maximum sales load is not reflected in the total return calculation.

(3) If the financial agent had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.54%, 2.42%, 2.26%, 2.50% and 2.58% for the periods ended December 31, 2002, 2001,
    2000, 1999 and 1998, respectively.

                        See Notes to Financial Statements

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002


1. SIGNIFICANT ACCOUNTING POLICIES

   The Phoenix-Engemann Funds (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Four funds are offered for sale: Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund and Phoenix-Engemann Small & Mid-Cap Growth Fund, collectively referred to as the "Funds." Each Fund represents an investment in a separate diversified fund with its own investment objective. BALANCED RETURN Fund seeks to maximize total investment return consistent with reasonable risk through a balanced approach. FOCUS GROWTH FUND, NIFTY FIFTY FUND, and SMALL & MID-CAP GROWTH FUND each seek to achieve long-term growth of capital.

   Each Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Funds are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Realized gains and losses are determined on the identified cost basis. The Trust amortizes premiums and discounts.

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of nontaxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in the exchange rates and that portion arising from changes in the market prices of equity securities. The Trust isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

F. FORWARD CURRENCY CONTRACTS:

   The Small & Mid-Cap Growth Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)


proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At December 31, 2002, the Fund had no forward currency contracts.

G. FUTURES CONTRACTS:

   The Small & Mid-Cap Growth Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risks to the Fund are that the change in value of the futures contract may not correspond to the change in value of the hedged instruments and the counterparty may not fulfill its contractual obligations related to the contract. At December 31, 2002, the Fund had no futures contracts.

H. OPTIONS:

   Each Fund may write covered options or purchase options contracts for purpose of hedging against changes in the market value of the underlying securities or foreign currencies. Additionally, each Fund may buy and sell options on domestic and foreign securities indices for hedging purposes.

   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist from the contracts.

   Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2002, the Funds had no options.

I. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

J. LOAN AGREEMENTS:

   The Funds may invest in direct debt instruments which are invested in amounts owed by a corporation, governmental, or other borrower to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and lender that is selling the loan agreement. For loans in which the Funds are participants, the Funds may not sell their participation in the loan without the lender's prior consent. When the Funds purchase assignments from lenders they acquire direct rights against the borrower on the loan. Direct indebtedness of emerging market countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. At December 31, 2002, the Funds had no loan agreements.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Trust, the Adviser, Roger Engemann & Associates, Inc. ("REA", or the "Adviser"), a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)


wholly-owned subsidiary of Phoenix Investment Partners, Ltd., an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                              First $50   Next $450   Over $500
                                               Million     Million     Million
                                              ---------   ---------   ---------

Balanced Return Fund ....................        0.80%       0.70%      0.60%
Focus Growth Fund .......................        0.90%       0.80%      0.70%
Nifty Fifty Fund ........................        0.90%       0.80%      0.70%
Small & Mid-Cap Growth Fund .............        1.00%       0.90%      0.80%


   Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions and deferred sales charges for the year ended December 31, 2002 as follows:

                                    Class A         Class B         Class C
                                  Net Selling      Deferred         Deferred
                                  Commissions    Sales Charges    Sales Charges
                                  -----------    -------------    -------------

Balanced Return Fund ..........     $14,716         $ 88,753         $ 1,535
Focus Growth Fund .............      47,509          275,442          11,230
Nifty Fifty Fund ..............      10,072           80,747             451
Small & Mid-Cap Growth Fund ...      13,168           53,185             996


   In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that the total amount expensed for the year ended December 31, 2002 was allocated as follows:

                                              Distributor Fee    Distributor Fee
                           Distribution Fee     Paid Out to          Paid to
                              Retained by      Unaffiliated      W. S. Griffith
                              Distributor      Participants     Securities, Inc.
                              -----------      ------------     ----------------
Balanced Return Fund .......   $201,214          $284,887           $12,142
Focus Growth Fund ..........    293,902           538,445            12,033
Nifty Fifty Fund ...........    337,118           368,038             9,774
Small & Mid-Cap Growth Fund     898,133           851,535            43,906


   W.S. Griffith Securities, Inc. is an indirect subsidiary of PNX.

   As Financial Agent of the Trust's shares, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost of the financial agent to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended December 31, 2002 financial agent fees were $769,389 as reported in the Statement of Operations, of which PEPCO received $39,939 per fund. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply. The voluntary expense waiver limitations remain unchanged.

   PEPCO has voluntarily agreed to waive a portion of its financial agent fee and other expenses, when necessary, so that Other Operating Expenses do not exceed the limits shown in the table below. For the Small & Mid-Cap Growth Fund, Other Operating Expenses are defined as operating expenses excluding management fees and 12b-1 fees. For the three other funds, Other Operating Expenses are defined as operating expenses excluding management fees, 12b-1 fees and fiduciary fees (defined as legal, trustee and audit fees).

                                             First $50    Next $450    Over $500
                                              Million      Million      Million
                                             ---------    ---------    ---------

Balanced Return Fund ......................     0.50%        0.40%       0.30%
Focus Growth Fund .........................     0.50%        0.40%       0.30%
Nifty Fifty Fund ..........................     0.50%        0.40%       0.30%
Small & Mid-Cap Growth Fund ...............     0.50%        0.40%       0.30%

   PEPCO serves as the Trust's transfer agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2002, transfer agent fees were $2,725,584 as reported in the Statement of Operations, of which PEPCO retained the following:

                                            Transfer Agent
                                             Fee Retained
                                            --------------
Balanced Return Fund .....................    $ 51,098
Focus Growth Fund ........................     160,147
Nifty Fifty Fund .........................     171,605
Small & Mid-Cap Growth Fund ..............     508,623


   At December 31, 2002, PNX and its affiliates held 496 Class A shares of Small & Mid-Cap Growth Fund with a value of $9,161.


3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended December 31, 2002 (excluding U.S. Government and agency securities, short- term securities, futures contracts and forward currency contracts) aggregated the following:

                                                    Purchases           Sales
                                                  ------------      ------------
Balanced Return Fund ........................     $ 46,782,773      $ 55,569,811
Focus Growth Fund ...........................      180,533,221       238,102,287
Nifty Fifty Fund ............................       94,248,193       129,831,591
Small & Mid-Cap Growth Fund .................      148,507,082       221,108,037


   Purchases and sales of U.S. Government and agency securities during the year ended December 31, 2002, aggregated $0 and $18,693,359, respectively, for the Balanced Return Fund.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)


4. OTHER

   As of December 31, 2002, the Trust had omnibus shareholder accounts, comprised of a group of individual shareholders, which individually amounted to more than 10% of the total shares outstanding. None of the accounts are affiliated with PNX.

                                                                     % of Shares
                                                                     Outstanding
                                                                     -----------
Balanced Return Fund ....................       1 Omnibus Account        17%
Focus Growth Fund .......................       1 Omnibus Account        28%
Nifty Fifty Fund ........................       1 Omnibus Account        18%
Small & Mid-Cap Growth Fund .............       1 Omnibus Account        11%


5. CREDIT RISK AND CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.


6. FEDERAL INCOME TAX INFORMATION

   The following Funds have capital loss carryovers which may be used to offset future capital gains:

                                                                      Expiration Year
                                         2006           2007           2008           2009           2010            Total
                                      ----------    -----------    -----------    -----------    ------------    ------------
Balanced Return Fund ..............   $       --    $        --    $        --    $ 9,055,527    $ 22,520,522    $ 31,576,049
Focus Growth Fund .................           --             --             --     40,843,300       9,159,171      50,002,471
Nifty Fifty Fund ..................           --             --             --     37,233,245      63,129,228     100,362,473
Small & Mid-Cap Growth Fund .......   $4,320,592      6,349,731     12,686,470     91,077,361     119,743,260     234,177,414


   Included in the Small & Mid-Cap Growth Fund's amounts are $6,349,731 (expiring in 2008) and $11,743,755 (expiring in 2009) which were acquired in connection with the merger of the Phoenix-Engemann Small Cap Fund. Utilization of the acquired capital losses may be limited.

   Under current tax law, foreign currency and capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2002, the Trust deferred post-October capital losses and recognized prior year post-October losses as follows:

                                                   Deferred          Recognized
                                                  ----------         -----------
Balanced Return Fund ........................     $  554,971         $ 2,423,942
Focus Growth Fund ...........................             --           4,109,695
Nifty Fifty Fund ............................             --           4,729,602
Small & Mid-Cap Growth Fund .................      3,163,570          23,178,435


   As of December 31, 2002, the components of distributable earnings on a tax basis (excluding unrealized appreciation/(depreciation) which is disclosed in the respective schedule of investments) were as follows:

                                              Undistributable    Undistributable
                                                 Ordinary           Long-Term
                                                  Income          Capital Gains
                                              ---------------    ---------------
Balanced Return Fund ....................        $6,444              $  --
Focus Growth Fund .......................            --                 --
Nifty Fifty Fund ........................            --                 --
Small & Mid-Cap Growth Fund .............            --                 --


   The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.


7. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2002, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses and non-taxable dividends. The reclassifications have no impact on the net assets or net asset value of the Trust. The following funds recorded reclassifications to increase (decrease) the accounts listed below:

                              Undistributed    Accumulated    Capital Paid in
                              Net Investment   Net Realized     on Shares of
                              Income (Loss)     Gain (Loss)  Beneficial Interest
                              --------------   ------------  -------------------
Balanced Return Fund ......     $       --       $(85,627)       $    85,627
Focus Growth Fund .........      2,073,972             --        (2,073,972)
Nifty Fifty Fund ..........      1,729,342             --        (1,729,342)
Small & Mid-Cap Growth Fund      5,448,774             --        (5,448,774)

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)


8. MERGER

   On June 15, 2001, the Phoenix-Engemann Small & Mid-Cap Growth Fund ("Small & Mid-Cap Growth") acquired all of the net assets of the Phoenix-Engemann Small Cap Fund ("Small Cap") pursuant to an Agreement and Plan of Reorganization approved by Small Cap shareholders on June 7, 2001. The acquisition was accomplished by a tax-free exchange of 3,914,885 Class A shares of Small & Mid-Cap Growth and 2,722,959 Class B shares of Small & Mid-Cap Growth (valued at $119,681,162 and $80,247,953 respectively) for 8,555,240 Class A shares of Small Cap and 6,120,013 Class B shares of Small Cap outstanding on June 15, 2001. Small Cap's net assets on that date of $199,929,115, including $26,965,745 of net unrealized appreciation (depreciation) were combined with those of Small & Mid-Cap Growth. The aggregate net assets of Small & Mid-Cap Growth immediately after the merger were $568,192,306.



   This report is not authorized for distribution to prospective investors in the Phoenix-Engemann Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

(LOGO)
PRICEWATERHOUSECOOPERS  [PCW]
[GRAPHIC OMITTED]


To the Board of Trustees and Shareholders of Phoenix-Engemann Funds



     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund and Phoenix-Engemann Small & Mid-Cap Growth Fund (constituting Phoenix-Engemann Funds, hereinafter referred to as the "Trust") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/S/  PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
February 14, 2003

FUND MANAGEMENT

     Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 600 North Rosemead Boulevard., Pasadena, CA 91107-2133. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                            PORTFOLIOS IN
                                            FUND COMPLEX
    NAME, (AGE), AND           LENGTH OF     OVERSEEN BY                          PRINCIPAL OCCUPATION(S)
         ADDRESS              TIME SERVED      TRUSTEE                              DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Barry McKinley (67)         Served since       4             Certified Public Accountant; head of B.E. McKinley & Associates, an
  1434 Santa Margarita Drive  1993.                            accounting firm, since its inception in 1971.
  Arcadia, CA 91006
------------------------------------------------------------------------------------------------------------------------------------
  Robert L. Peterson (65)     Served since       4             Private investor.
                              1988.
------------------------------------------------------------------------------------------------------------------------------------
  Richard C. Taylor (56)      Served since       4             President of Richard Taylor Company, Inc., a food ingredients broker,
  2100 Huntington Drive, #9   1985.                            since 1975.
  San Marino, CA 91118
------------------------------------------------------------------------------------------------------------------------------------
  Angela Wong (51)            Served since       4             Since August, 1999, Ms. Wong has been General Counsel at Self
                              1990.                            Realization Fellowship (a worldwide religious organization). From
                                                               1986-1999, she was Of Counsel to the law firm of Manatt, Phelps,
                                                               Phillips & Kantor, specializing in employee benefits.
------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES

     The persons listed below are "interest persons" of the Trust, as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                           PORTFOLIOS IN
  NAME, (AGE), ADDRESS                     FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
  AND POSITION(S) WITH         LENGTH OF    OVERSEEN BY                          DURING PAST 5 YEARS AND
          TRUST               TIME SERVED     TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
* J. Roger Engemann (62)      Served since       4             President and Director (1969-present), Roger Engemann & Associates,
  600 North Rosemead Blvd.    1986.                            Inc. Chairman, Owner (1996-present), Pasadena National Trust
  Pasadena, CA 91107-2133                                      Company. Chairman, President and Director (1988-present), Pasadena
                                                               Capital Corporation. Chairman, President and Director, Roger
  Chairman and President                                       Engemann Management Co., Inc. (1985-present). Vice President,
                                                               Phoenix Investment Counsel, Inc. (1998-2001).
------------------------------------------------------------------------------------------------------------------------------------
**Philip R. McLoughlin (56)   Served since      49             Director, PXRE Corporation (Delaware) (1985-present), World Trust
  56 Prospect Street          2000.                            Fund (1991-present). Chairman (1997-2002), Director (1995-2002),
  Hartford, CT 06115-0480                                      Vice Chairman (1995-1997) and Chief Executive Officer (1995-2002),
                                                               Phoenix Investment Partners, Ltd. Director, Executive Vice President
  Trustee                                                      and Chief Investment Officer, The Phoenix Companies, Inc.
                                                               (2001-2002). Director (1994-2002) and Executive Vice President,
                                                               Investments (1988-2002), Phoenix Life Insurance Company. Director
                                                               (1983-2002) and Chairman (1995-2002), Phoenix Investme Counsel, Inc.
                                                               Director (1984-2002) and President (1990-2000), Phoenix Equity
                                                               Planning Corporation. Chairman and Chief Executive Officer,
                                                               Phoenix/Zweig Advisers LLC (1999-2002). Director and President,
                                                               Phoenix Investment Management Company (2001-2002). Director and
                                                               Executive Vice President, Phoenix Life and Annuity Company
                                                               (1996-2002). Director and Executive Vice President, PHL Variable
                                                               Insurance Company (1995-2002). Director, Phoenix National Trust
                                                               Company (1996-2002). Director and Vice President, PM Holdings, Inc.
                                                               (1985-2002). Director, PHL Associates,Inc. (1995-2002). Director
                                                               (1992-2002) and President (1992-1994), WS Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

 * Mr. Engemann is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with Roger
   Engemann & Associates, the adviser to the Funds.

** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with
   Phoenix Investment Partners, Ltd. and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                             POSITION(S) HELD WITH
    NAME, (AGE), AND          TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
         ADDRESS                  TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Malcolm Axon (42)          Chief Financial Officer   Chief Financial Officer and Secretary of Roger Engemann & Associates, Inc.
                             since 1998.               since 1995; previously Controller from 1991 to 1995. Chief Financial Officer and Secretary of Roger Engemann Management Co. Inc. since 1993 and of
                                                       Pasadena Capital Corporation since 1995.
------------------------------------------------------------------------------------------------------------------------------------
  Nancy J. Engberg (46)      Vice President and        Second Vice President and Vice President and General Counsel, Phoenix
  56 Prospect Street         General Counsel           Investment Partners, Ltd. since 1999. Counsel, Phoenix Home Life Mutual
  Hartford, CT 06115-0480    since 1999.               Insurance Company (1994-1999).
------------------------------------------------------------------------------------------------------------------------------------
  John S. Tilson (58)        Vice President            Executive Vice President (1994-present), Roger Engemann & Associates, Inc.
                             since 1998.               Executive Vice President and Director (1994-present), Pasadena Capital
                                                       Corporation. Executive Vice President (1994-present), Roger Engemann
                                                       Management Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Tina L. Mitchell (45)      Secretary since 1998.     Vice President, Compliance (since 1999) of Roger Engemann & Associates,
                                                       Inc.; previously Compliance Officer from 1997 to 1999 and Assistant
                                                       Compliance Officer from 1993 to 1997. Compliance Officer of Roger Engemann
                                                       Management Co., Inc. since 1997; previously, Assistant Compliance Officer from 1993-1997.
------------------------------------------------------------------------------------------------------------------------------------

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PHOENIX-ENGEMANN FUNDS
600 North Rosemead Boulevard
Pasadena, California 91107-2138


TRUSTEES
Roger Engemann
Barry E. McKinley
Philip R. McLoughlin
Robert L. Peterson
Richard C. Taylor
Angela Wong


OFFICERS
Roger Engemann, President
Malcolm Axon, Chief Financial Officer
John S. Tilson, Vice President
Tina L. Mitchell, Secretary
Nancy J. Engberg, Assistant Secretary



INVESTMENT ADVISER
Roger Engemann &Associates, Inc.
600 North Rosemead Boulevard
Pasadena, California 91107-2133


PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480


CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111


TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                             PHOENIXINVESTMENTS.COM

--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

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

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
                                                       -------------------
                                                            Presorted
                                                            standard
                                                          U.S. Postage
                                                              PAID
                                                         Louisville, KY
                                                         Permit No. 1051
                                                       -------------------

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

(LOGO)
PHOENIX
INVESTMENT PARTNERS,LTD.
[GRAPHIC OMITTED]

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.

                                       E-DELIVERY
                                       OF YOUR FUND
                                       COMMUNICATIONS
                                       NOW AVAILABLE!

                                       TO SIGN UP, GO TO
                                       THE INDIVIDUAL
                                       INVESTORS AREA AT
                                       PHOENIXINVESTMENTS.COM
                                       AND LOG IN. SELECT AN
                                       ACCOUNT, THEN CLICK THE
                                       "E-DELIVERY" BUTTON.

PXP 2115 (2/03)